UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-03416

THE CALVERT FUND
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

(202) 238-2200
(Registrant's telephone number)

September 30
Date of Fiscal Year End

September 30, 2019
Date of Reporting Period

____________________________________________________________________________________

Item 1. Reports to Stockholders

Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Duration Income Fund
Calvert High Yield Bond Fund

Calvert Income Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

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Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2 www.calvert.com CALVERT INCOME FUND SEMIANNUAL REPORT (UNAUDITED)

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Federal Tax Information
33	Management and Organization
35	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
During the 12-month period ended September 30, 2019, investors witnessed a dramatic turnaround in U.S. fixed-income markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.
The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
As a whole, the 12-month period ended September 30, 2019, was marked by strong performance across U.S. bond markets. As investors searched for yield in an ongoing low interest-rate environment, lower-rated6 investment-grade bonds generally outperformed higher-rated investment-grade bonds, while longer-duration7 issues outperformed shorter-duration issues during the period. In addition, the
Bloomberg Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. bond market, returned 10.30%,

outperforming the 4.25% return of the S&P 500® Index, a broad measure of the U.S. stock market.
U.S. investment-grade corporate bonds, driven by continued strength in the U.S. economy, were among the best-performing bond asset classes during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 13.00%. Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index returning 6.30% during the period.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert Income Fund (the Fund) returned 11.45% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays U.S. Credit Index (the Index), which returned 12.63%.
The Fund’s shorter-than-Index duration was a leading detractor from returns relative to the Index, as short-term interest rates declined in 2019. Out-of-Index allocations to Treasury Inflation Protected Securities and Treasurys also weighed on relative returns during the period.
An out-of-Index allocation to high yield securities was the leading contributor to relative performance during the period. Out-of-Index allocations to bank loans further enhanced performance. Fund selections among investment-grade corporate securities also contributed to performance relative to the Index. The Fund’s out-of-Index allocations to securitized assets ─ asset-backed securities, commercial mortgage-backed securities, and mortgage-backed securities ─ enhanced performance during the period.
At period-end, against the backdrop of multiple market and geopolitical uncertainties ─ international trade tensions, Brexit, and the U.S. impeachment inquiry, among others ─ the Fund had an underweight duration. Following the Fed’s announcement in December 2018 that it would be backing away from interest-rate hikes in 2019, the Fund positioned its portfolio for a steepening of the yield curve.8
By period-end, the Fund held an out-of-Index allocation to asset-backed securities tied to the housing market and household balance sheets. With respect to investment-grade credit, the Fund had a lower-than-Index spread duration9 and a focus on higher quality credit by period-end given the relatively late stage of the credit cycle.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/12/1982	10/12/1982	11.45%	4.14%	4.28%
Class A with 3.75% Maximum Sales Charge	—	—	7.27	3.34	3.88
Class C at NAV	07/31/2000	10/12/1982	10.65	3.37	3.52
Class C with 1% Maximum Sales Charge	—	—	9.65	3.37	3.52
Class I at NAV	02/26/1999	10/12/1982	11.81	4.59	4.84

Bloomberg Barclays U.S. Credit Index	—	—	12.63%	4.53%	5.31%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.98%	1.74%	0.72%
Net			0.95	1.70	0.70

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$14,142	N.A.
Class I	$250,000	09/30/2009	$401,025	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	74.5%
Asset-Backed Securities	11.8%
Commercial Mortgage-Backed Securities	3.6%
Floating Rate Loans	3.2%
Collateralized Mortgage-Backed Obligations	2.9%
U.S. Treasury Obligations	2.0%
Preferred Stocks	1.0%
Convertible Bonds	0.7%
Sovereign Government Bonds	0.3%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity of one year or more. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[7]
Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

9 Spread duration is an estimate of how much the price of a specific bond will move when the spread of that bond - the yield difference between that bond and a government bond of similar maturity - changes.

Fund profile subject to change due to active management.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,070.60	$4.93**	0.95%
Class C	$1,000.00	$1,066.60	$8.81**	1.70%
Class I	$1,000.00	$1,072.40	$3.64**	0.70%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.31	$4.81**	0.95%
Class C	$1,000.00	$1,016.55	$8.59**	1.70%
Class I	$1,000.00	$1,021.56	$3.55**	0.70%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 73.4%
Basic Materials - 0.7%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	2,300,000	2,431,369
Sherwin-Williams Co. (The), 4.50%, 6/1/47	1,358,000	1,526,309
		3,957,678

Communications - 5.6%
AT&T, Inc.:
4.75%, 5/15/46	1,855,000	2,061,774
4.90%, 6/15/42	1,500,000	1,677,314
5.15%, 3/15/42	1,395,000	1,607,595
CBS Corp.:
2.90%, 1/15/27	1,575,000	1,563,030
4.90%, 8/15/44	1,825,000	2,054,668
CommScope Technologies LLC, 6.00%, 6/15/25 (1)	2,335,000	2,119,012
CommScope, Inc., 8.25%, 3/1/27 (1)(2)	1,535,000	1,499,983
NBCUniversal Media LLC, 4.45%, 1/15/43	2,800,000	3,263,610
Symantec Corp., 5.00%, 4/15/25 (1)	3,995,000	4,042,106
Verizon Communications, Inc.:
3.875%, 2/8/29	2,721,000	2,990,856
4.329%, 9/21/28	1,453,000	1,649,527
4.862%, 8/21/46	5,650,000	6,918,382
		31,447,857

Consumer, Cyclical - 8.6%
American Airlines Group, Inc., 5.50%, 10/1/19 (1)	1,750,000	1,750,000
American Airlines Pass-Through Trust:
4.40%, 3/22/25	1,434,583	1,485,511
5.25%, 7/15/25	1,301,970	1,386,970
5.60%, 1/15/22 (1)	855,771	870,576
Aptiv plc, 5.40%, 3/15/49	893,000	1,023,558
Azul Investments LLP, 5.875%, 10/26/24 (1)(2)	2,770,000	2,773,462
Best Buy Co., Inc., 4.45%, 10/1/28	3,624,000	3,940,439
Ford Motor Credit Co. LLC:
2.979%, 8/3/22	15,500,000	15,352,544
4.542%, 8/1/26	870,000	870,843
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	1,130,601	1,160,619
Nordstrom, Inc., 5.00%, 1/15/44	3,847,000	3,589,532
Tapestry, Inc., 4.125%, 7/15/27	6,535,000	6,670,595
WestJet Airlines Ltd., 3.50%, 6/16/21 (1)	3,100,000	3,153,258
Whirlpool Corp., 4.50%, 6/1/46	600,000	623,892

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Wyndham Destinations, Inc.:
5.40%, 4/1/24	1,361,000	1,442,660
5.75%, 4/1/27	2,085,000	2,259,619
		48,354,078

Consumer, Non-cyclical - 6.0%
AbbVie, Inc., 4.30%, 5/14/36	1,445,000	1,528,883
CVS Health Corp.:
3.25%, 8/15/29	6,500,000	6,549,016
3.875%, 7/20/25	1,594,000	1,689,884
4.10%, 3/25/25	1,758,000	1,878,397
4.30%, 3/25/28	3,213,000	3,478,126
5.05%, 3/25/48	3,350,000	3,815,734
CVS Pass-Through Trust, 6.036%, 12/10/28	2,311,066	2,601,472
Grupo Bimbo SAB de CV:
4.00%, 9/6/49 (1)	215,000	204,024
4.50%, 1/25/22 (1)	2,000,000	2,081,106
4.875%, 6/27/44 (1)	1,035,000	1,125,610
Kaiser Foundation Hospitals, 3.15%, 5/1/27	941,000	992,233
Kraft Heinz Foods Co.:
3.00%, 6/1/26	1,250,000	1,237,842
4.375%, 6/1/46	1,250,000	1,188,810
5.20%, 7/15/45	1,500,000	1,580,207
MEDNAX, Inc., 5.25%, 12/1/23 (1)	1,625,000	1,655,875
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23 (1)	1,632,000	1,718,782
		33,326,001

Energy - 2.4%
National Oilwell Varco, Inc., 3.95%, 12/1/42	2,400,000	2,205,884
Oceaneering International, Inc., 4.65%, 11/15/24	4,114,000	3,887,730
Pattern Energy Group, Inc., 5.875%, 2/1/24 (1)	1,450,000	1,491,688
TerraForm Power Operating LLC:
5.00%, 1/31/28 (1)	3,100,000	3,239,500
6.625%, 6/15/25 (1)	2,331,000	2,468,552
		13,293,354

Financial - 32.3%
Athene Holding Ltd., 4.125%, 1/12/28	2,776,000	2,857,247
Banco Mercantil Del Norte SA, 7.625% to 1/10/28 (1)(3)(4)	495,000	506,761
Banco Santander Mexico, 5.95% to 10/1/23, 10/1/28 (1)(4)	1,935,000	2,079,641
Banco Santander SA, 3.80%, 2/23/28	2,460,000	2,579,763
Bank of America Corp.:
3.593% to 7/21/27, 7/21/28 (4)	7,195,000	7,612,571
3.824% to 1/20/27, 1/20/28 (4)	8,820,000	9,485,818
5.875% to 3/15/28 (3)(4)	4,450,000	4,821,575
6.10% to 3/17/25 (2)(3)(4)	1,150,000	1,257,197

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	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Bank of Montreal, 3.803% to 12/15/27, 12/15/32 (4)	2,123,000	2,203,738
BBVA Bancomer SA, 5.125% to 1/17/28, 1/18/33 (1)(4)	4,300,000	4,111,875
Brookfield Finance, Inc., 4.70%, 9/20/47	2,500,000	2,746,177
Brown & Brown, Inc., 4.50%, 3/15/29	3,625,000	3,952,580
Capital One Financial Corp., 3.75%, 7/28/26	8,500,000	8,847,679
CBL & Associates LP, 5.25%, 12/1/23 (2)	2,388,000	1,670,645
Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27 (2)(3)(4)	1,750,000	1,783,285
Citigroup, Inc.:
3.668% to 7/24/27, 7/24/28 (4)	2,670,000	2,828,211
3.887% to 1/10/27, 1/10/28 (4)	7,525,000	8,058,908
4.075% to 4/23/28, 4/23/29 (4)	2,425,000	2,649,943
4.125%, 7/25/28	1,530,000	1,648,629
4.60%, 3/9/26	3,750,000	4,095,419
6.25% to 8/15/26 (3)(4)	2,750,000	3,065,164
Citizens Financial Group, Inc.:
4.15%, 9/28/22 (1)	496,000	514,889
4.30%, 12/3/25	1,500,000	1,605,339
Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34 (1)(4)	1,952,000	1,957,366
Credit Acceptance Corp.:
6.125%, 2/15/21	2,072,000	2,081,065
7.375%, 3/15/23	1,040,000	1,081,600
Crown Castle International Corp.:
3.65%, 9/1/27	1,365,000	1,447,343
4.45%, 2/15/26	1,375,000	1,509,338
4.75%, 5/15/47	1,615,000	1,879,917
DDR Corp., 3.625%, 2/1/25	3,000,000	3,083,937
Digital Realty Trust LP, 4.75%, 10/1/25	2,000,000	2,201,957
Discover Bank:
3.45%, 7/27/26	2,745,000	2,833,334
4.682% to 8/9/23, 8/9/28 (4)	5,344,000	5,591,934
EPR Properties:
3.75%, 8/15/29	5,414,000	5,421,722
4.95%, 4/15/28	1,686,000	1,838,548
Goldman Sachs Group, Inc. (The):
2.905% to 7/24/22, 7/24/23 (4)	2,113,000	2,143,845
2.908% to 6/5/22, 6/5/23 (4)	5,230,000	5,301,383
3.691% to 6/5/27, 6/5/28 (4)	3,695,000	3,882,334
HAT Holdings I LLC / HAT Holdings II LLC, 5.25%, 7/15/24 (1)	3,000,000	3,161,250
Iron Mountain, Inc.:
4.875%, 9/15/29 (1)	840,000	854,952
5.25%, 3/15/28 (1)	249,000	258,641
JPMorgan Chase & Co.:
2.739% to 10/15/29, 10/15/30 (4)	1,530,000	1,522,650
4.203% to 7/23/28, 7/23/29 (4)	2,600,000	2,890,990
KKR Group Finance Co. VI LLC, 3.75%, 7/1/29 (1)	6,428,000	6,784,057

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
MetLife, Inc.:
4.05%, 3/1/45	1,850,000	2,072,900
5.70%, 6/15/35	1,000,000	1,350,821
Morgan Stanley:
3.591% to 7/22/27, 7/22/28 (4)	2,650,000	2,797,338
4.00%, 7/23/25	1,515,000	1,635,195
Nationwide Building Society:
4.00%, 9/14/26 (1)	2,435,000	2,496,958
4.125% to 10/18/27, 10/18/32 (1)(4)	2,750,000	2,742,876
Newmark Group, Inc., 6.125%, 11/15/23	1,329,000	1,442,800
Prudential Financial, Inc., 4.60%, 5/15/44	1,000,000	1,169,283
Radian Group, Inc., 4.875%, 3/15/27	5,235,000	5,313,525
SBA Tower Trust:
2.836%, 1/15/25 (1)	2,545,000	2,552,030
2.877%, 7/15/46 (1)	1,600,000	1,607,465
Synchrony Financial:
3.95%, 12/1/27	1,128,000	1,157,576
4.25%, 8/15/24	3,602,000	3,802,761
4.50%, 7/23/25	2,527,000	2,699,167
Synovus Financial Corp.:
3.125%, 11/1/22	2,262,000	2,279,135
5.90% to 2/7/24, 2/7/29 (4)	1,589,000	1,686,326
UniCredit SpA, 5.861% to 6/19/27, 6/19/32 (1)(4)	1,300,000	1,341,386
Westpac Banking Corp., 4.11% to 7/24/29, 7/24/34 (4)	1,695,000	1,769,378
WP Carey, Inc., 3.85%, 7/15/29	1,632,000	1,728,761
		180,356,898

Industrial - 8.8%
AP Moller - Maersk A/S, 4.50%, 6/20/29 (1)	2,625,000	2,777,717
Jabil, Inc.:
3.95%, 1/12/28	6,070,000	6,140,244
4.70%, 9/15/22	2,073,000	2,192,798
Johnson Controls International plc, 4.625%, 7/2/44	2,275,000	2,478,411
JSL Europe SA, 7.75%, 7/26/24 (1)	3,300,000	3,555,849
nVent Finance S.a.r.l.:
3.95%, 4/15/23	1,094,000	1,115,579
4.55%, 4/15/28	4,750,000	4,966,062
Owens Corning:
3.95%, 8/15/29	3,045,000	3,102,985
4.30%, 7/15/47	2,593,000	2,360,861
4.40%, 1/30/48	1,540,000	1,421,095
PerkinElmer, Inc., 3.30%, 9/15/29	2,835,000	2,838,120
SMBC Aviation Capital Finance DAC, 3.00%, 7/15/22 (1)	1,011,000	1,022,313
Trimble, Inc., 4.90%, 6/15/28	3,648,000	3,962,163
Valmont Industries, Inc., 5.00%, 10/1/44	4,100,000	4,327,635

10 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Wabtec Corp.:
4.40%, 3/15/24	2,500,000	2,664,525
4.95%, 9/15/28	3,800,000	4,197,023
		49,123,380

Technology - 5.3%
Dell International LLC / EMC Corp.:
4.42%, 6/15/21 (1)	3,279,000	3,381,821
8.35%, 7/15/46 (1)	435,000	574,218
DXC Technology Co., 4.75%, 4/15/27 (2)	6,050,000	6,334,107
Marvell Technology Group Ltd., 4.875%, 6/22/28	4,669,000	5,190,918
Microchip Technology, Inc., 4.333%, 6/1/23	2,338,000	2,457,080
NXP BV / NXP Funding LLC, 4.625%, 6/15/22 (1)	955,000	1,000,915
Seagate HDD Cayman, 5.75%, 12/1/34	7,400,000	7,546,072
Western Digital Corp., 4.75%, 2/15/26 (2)	3,284,000	3,386,625
		29,871,756

Utilities - 3.7%
Avangrid, Inc.:
3.15%, 12/1/24	2,598,000	2,680,146
3.80%, 6/1/29	4,935,000	5,307,560
Enel Finance International NV, 3.625%, 5/25/27 (1)	2,669,000	2,772,627
NextEra Energy Operating Partners LP:
4.25%, 9/15/24 (1)	1,500,000	1,552,500
4.50%, 9/15/27 (1)	5,300,000	5,439,125
Terraform Global Operating LLC, 6.125%, 3/1/26 (1)	2,795,000	2,878,850
		20,630,808

Total Corporate Bonds (Cost $391,504,465)		410,361,810

ASSET-BACKED SECURITIES - 11.6%
AASET US Ltd., Series 2018-1A, Class C, 6.413%, 1/16/38 (1)	606,110	610,355
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (1)	2,981,375	3,073,748
Conn’s Receivables Funding LLC:
Series 2017-B, Class B, 4.52%, 4/15/21 (1)	176,950	177,118
Series 2018-A, Class B, 4.65%, 1/15/23 (1)	550,070	553,685
Series 2019-A, Class B, 4.36%, 10/16/23 (1)	2,240,000	2,265,146
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (1)	2,695,000	2,776,724
Series 2016-1A, Class A2, 6.125%, 7/20/46 (1)	3,540,500	3,740,312
Series 2018-1A, Class A2, 4.739%, 4/20/48 (1)	1,234,375	1,296,263
Series 2019-2A, Class A2, 3.981%, 10/20/49 (1)	2,650,000	2,678,885
Element Rail Leasing I LLC, Series 2014-1A, Class B1, 4.406%, 4/19/44 (1)	2,783,000	2,786,536
ExteNet LLC:
Series 2019-1A, Class B, 4.14%, 7/26/49 (1)	1,025,000	1,035,380
Series 2019-1A, Class C, 5.219%, 7/26/49 (1)	2,160,000	2,178,272

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (1)	669,588	674,455
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (1)	1,402,713	1,467,101
Hardee’s Funding LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (1)	1,989,900	2,021,002
Horizon Aircraft Finance II Ltd., Series 2019-1, Class B, 4.703%, 7/15/39 (1)	1,773,558	1,779,310
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (1)	725,000	757,849
Invitation Homes Trust:
Series 2017-SFR2, Class D, 3.825%, (1 mo. USD LIBOR + 1.80%), 12/17/36 (1)(5)	1,647,000	1,651,027
Series 2018-SFR1, Class D, 3.475%, (1 mo. USD LIBOR + 1.45%), 3/17/37 (1)(5)	500,000	499,499
Jack in the Box Funding LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49 (1)	2,125,000	2,163,569
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/5/48 (1)	4,702,500	4,936,427
Prosper Marketplace Issuance Trust, Series 2017-3A, Class B, 3.36%, 11/15/23 (1)	818,705	818,975
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (1)	379,449	379,674
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49 (1)(6)	4,831,000	4,887,759
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (1)	691,776	732,475
Series 2014-1, Class A, 4.59%, 4/20/44 (1)	328,805	336,104
Series 2014-2, Class A, 4.02%, 7/20/44 (1)	1,113,575	1,124,975
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44 (1)	6,317,929	6,629,519
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (1)	1,655,560	1,689,164
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.75% to 4/15/24, 5/17/32 (1)(7)	4,846,526	5,047,960
Vantage Data Centers Issuer LLC:
Series 2018-1A, Class A2, 4.072%, 2/16/43 (1)	1,234,145	1,283,850
Series 2019-1A, Class A2, 3.188%, 7/15/44 (1)	1,463,779	1,481,321
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (1)	1,350,000	1,351,322

Total Asset-Backed Securities (Cost $63,234,949)		64,885,761

U.S. TREASURY OBLIGATIONS - 2.0%
U.S. Treasury Inflation-Protected Note, 0.75%, 7/15/28 (8)	10,527,321	11,073,752

Total U.S. Treasury Obligations (Cost $10,650,813)		11,073,752

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.6%
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (1)	2,200,000	2,190,395
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (1)(9)	1,120,000	1,052,343
Morgan Stanley Capital I Trust:
Series 2019-BPR, Class B, 4.128%, (1 mo. USD LIBOR + 2.10%), 5/15/36 (1)(5)	7,070,000	7,081,507
Series 2019-BPR, Class C, 5.078%, (1 mo. USD LIBOR + 3.05%), 5/15/36 (1)(5)	3,045,000	3,057,313
Motel 6 Trust:
Series 2017-MTL6, Class D, 4.178%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (1)(5)	1,550,659	1,556,802
Series 2017-MTL6, Class E, 5.278%, (1 mo. USD LIBOR + 3.25%), 8/15/34 (1)(5)	1,680,931	1,695,820
RETL Trust, Series 2019-RVP, Class B, 3.578%, (1 mo. USD LIBOR + 1.55%), 3/15/36 (1)(5)	3,400,000	3,410,350

Total Commercial Mortgage-Backed Securities (Cost $20,136,376)		20,044,530

12 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 2.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 4.518%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (5)	1,109,000	1,134,957
Series 2019-DNA2, Class M2, 4.468%, (1 mo. USD LIBOR + 2.45%), 3/25/49 (1)(5)	3,775,000	3,818,593
Series 2019-DNA3, Class M2, 4.068%, (1 mo. USD LIBOR + 2.05%), 7/25/49 (1)(5)	1,870,000	1,872,334
Series 2019-HQA3, Class B1, 5.057%, (1 mo. USD LIBOR + 3.00%), 9/25/49 (1)(5)	349,000	349,435
Series 2019-HQA3, Class M2, 3.907%, (1 mo. USD LIBOR + 1.85%), 9/25/49 (1)(5)	546,000	546,681
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 4.618%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (5)	1,826,435	1,907,052
Series 2017-C06, Class 1M2, 4.668%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (5)	840,000	859,102
Series 2019-R05, Class 1B1, 6.118%, (1 mo. USD LIBOR + 4.10%), 7/25/39 (1)(5)	646,917	663,497
Series 2019-R05, Class 1M2, 4.018%, (1 mo. USD LIBOR + 2.00%), 7/25/39 (1)(5)	2,500,000	2,509,418
Toorak Mortgage Corp. Ltd., Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21 (1)(7)	2,320,000	2,348,113

Total Collateralized Mortgage-Backed Obligations (Cost $15,799,673)		16,009,182

SOVEREIGN GOVERNMENT BONDS - 0.2%
Nacional Financiera SNC, 3.375%, 11/5/20 (1)	1,400,000	1,412,264

Total Sovereign Government Bonds (Cost $1,399,418)		1,412,264

FLOATING RATE LOANS (10) - 3.2%

Building and Development - 0.2%
DTZ U.S. Borrower, LLC, Term Loan, 5.294%, (1 mo. USD LIBOR + 3.25%), 8/21/25	1,262,250	1,267,766

Business Equipment and Services - 0.3%
Change Healthcare Holdings, LLC, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 3/1/24	1,718,354	1,712,312

Cable and Satellite Television - 0.2%
Ziggo Secured Finance Partnership, Term Loan, 4.528%, (1 mo. USD LIBOR + 2.50%), 4/15/25	1,020,000	1,019,363

Cosmetics/Toiletries - 0.1%
Prestige Brands, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 1/26/24	292,184	293,060

Drugs - 0.3%
Jaguar Holding Company II, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 8/18/22	1,890,386	1,894,403

Electronics/Electrical - 1.0%
Go Daddy Operating Company, LLC, Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 2/15/24	291,803	292,634
Infor (US), Inc., Term Loan, 4.854%, (3 mo. USD LIBOR + 2.75%), 2/1/22	1,888,649	1,893,134
MA FinanceCo., LLC, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 6/21/24	203,063	201,033
Seattle Spinco, Inc., Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 6/21/24	1,371,336	1,357,051
SolarWinds Holdings, Inc., Term Loan, 4.794%, (1 mo. USD LIBOR + 2.75%), 2/5/24	466,439	467,541

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (10) - CONT’D
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 4/16/25	449,175	451,608
SS&C Technologies, Inc., Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 4/16/25	693,382	697,138
		5,360,139

Equipment Leasing - 0.2%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 3.794%, (1 mo. USD LIBOR + 1.75%), 1/15/25	1,163,736	1,170,136

Financial - 0.0% (11)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (12)(13)(14)	3,077,944	48,551

Industrial Equipment - 0.1%
Rexnord, LLC, Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 8/21/24	280,938	282,908

Insurance - 0.3%
Asurion, LLC, Term Loan, 5.044%, (1 mo. USD LIBOR + 3.00%), 11/3/23	1,668,130	1,676,297

Leisure Goods/Activities/Movies - 0.1%
Bombardier Recreational Products, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 5/23/25	396,992	396,910

Lodging and Casinos - 0.0% (11)
ESH Hospitality, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 9/18/26	241,905	243,316

Telecommunications - 0.4%
Level 3 Financing, Inc., Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 2/22/24	610,000	611,779
Sprint Communications, Inc., Term Loan, 4.563%, (1 mo. USD LIBOR + 2.50%), 2/2/24	1,717,975	1,707,667
		2,319,446

Total Floating Rate Loans (Cost $20,673,658)		17,684,607

CONVERTIBLE BONDS - 0.7%

Technology - 0.7%
Rovi Corp., 0.50%, 3/1/20	3,763,000	3,709,001

Total Convertible Bonds (Cost $3,703,889)		3,709,001

	SHARES	VALUE ($)
PREFERRED STOCK - 1.0%

Real Estate Management & Development - 1.0%
Brookfield Property Partners LP, Series A2, 6.38%	217,000	5,633,320

Total Preferred Stocks (Cost $5,425,000)		5,633,320

14 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	3,872,163	3,872,163

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $3,872,163)		3,872,163

TOTAL INVESTMENTS (Cost $536,400,404) - 99.3%		554,686,390
Other assets and liabilities, net - 0.7%		4,049,355
NET ASSETS - 100.0%		558,735,745

NOTES TO SCHEDULE OF INVESTMENTS
(1) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $184,570,242, which represents 33.0% of the net assets of the Fund as of September 30, 2019.

(2) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $7,335,788.
(3) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(4) Security converts to variable rate after the indicated fixed-rate coupon period.
(5) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2019.
(6) When-issued security.
(7) Step coupon security. The interest rate disclosed is that which in effect on September 30, 2019.
(8) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(9) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2019.
(10) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2019. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(11) Amount is less than 0.05%.
(12) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(13) Restricted security. Total market value of restricted securities amounts to $48,551, which represents less than 0.05% of the net assets of the Fund as of September 30, 2019.
(14) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 15

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	159	12/31/19	$34,264,500	($81,820)
U.S. Ultra-Long Treasury Bond	279	12/19/19	53,541,844	(746,582)
Total Long				($828,402)
Short:
U.S. 5-Year Treasury Note	(38)	12/31/19	($4,527,641)	$23,981
U.S. Ultra 10-Year Treasury Note	(294)	12/19/19	(41,867,438)	427,215
Total Short				$451,196

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	3,077,944
See notes to financial statements.

16 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities, at value (identified cost $536,400,404) - including $7,335,788 of securities on loan	$554,686,390
Receivable for variation margin on open futures contracts	28,169
Cash	5,026,620
Receivable for investments sold	2,845,961
Receivable for capital shares sold	1,058,698
Interest receivable	4,328,245
Securities lending income receivable	2,390
Tax reclaims receivable	5,613
Deposits at broker for futures contracts	1,070,428
Trustees’ deferred compensation plan	350,928
Other assets	22,615
Total assets	569,426,057

LIABILITIES
Payable for investments purchased	205,385
Payable for when-issued securities	4,850,297
Payable for capital shares redeemed	716,617
Distributions payable	128,014
Deposits for securities loaned	3,872,163
Payable to affiliates:
Investment advisory fee	186,972
Administrative fee	54,666
Distribution and service fees	66,956
Sub-transfer agency fee	21,120
Trustees’ deferred compensation plan	350,928
Accrued expenses	237,194
Total liabilities	10,690,312
NET ASSETS	$558,735,745

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$766,416,953
Accumulated loss	(207,681,208)
Total	$558,735,745

NET ASSET VALUE PER SHARE
Class A (based on net assets of $279,886,208 and 16,354,582 shares outstanding)	$17.11
Class C (based on net assets of $11,623,209 and 679,742 shares outstanding)	$17.10
Class I (based on net assets of $267,226,328 and 15,576,081 shares outstanding)	$17.16

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$17.78
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 17

CALVERT INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Interest and other income	$22,199,035
Securities lending income, net	49,368
Total investment income	22,248,403

EXPENSES
Investment advisory fee	2,006,831
Administrative fee	602,050
Distribution and service fees:
Class A	668,886
Class C	191,535
Trustees’ fees and expenses	29,788
Custodian fees	46,847
Transfer agency fees and expenses	619,989
Accounting fees	112,965
Professional fees	48,925
Registration fees	62,270
Reports to shareholders	59,995
Miscellaneous	42,358
Total expenses	4,492,439
Waiver and/or reimbursement of expenses by affiliate	(108,805)
Reimbursement of expenses-other	(12,221)
Net expenses	4,371,413
Net investment income	17,876,990

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	805,231
Futures contracts	3,838,890
4,644,121

Net change in unrealized appreciation (depreciation) on:
Investment securities	32,216,271
Futures contracts	233,044
32,449,315

Net realized and unrealized gain	37,093,436

Net increase in net assets resulting from operations	$54,970,426
See notes to financial statements.

18 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$17,876,990	$16,009,764
Net realized gain (loss)	4,644,121	(4,626)
Net change in unrealized appreciation (depreciation)	32,449,315	(19,544,000)
Net increase (decrease) in net assets resulting from operations	54,970,426	(3,538,862)

Distributions to shareholders:
Class A shares	(9,582,362)	(8,977,300)
Class C shares	(540,853)	(1,074,608)
Class I shares	(8,131,669)	(5,088,499)
Class R shares	—	(8,252)
Class Y shares	—	(497,793)
Total distributions to shareholders	(18,254,884)	(15,646,452)

Capital share transactions:
Class A shares	(5,075,796)	(35,926,916)
Class C shares	(26,001,680)	(14,616,551)
Class I shares	51,751,068	157,014,865
Class R shares (1)	—	(2,169,508)
Class Y shares (1)	—	(99,323,559)
Net increase in net assets from capital share transactions	20,673,592	4,978,331

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,389,134	(14,206,983)

NET ASSETS
Beginning of year	501,346,611	515,553,594
End of year	$558,735,745	$501,346,611

(1) Effective December 8, 2017, Class R shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class R and Class Y shares were terminated.

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 19

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.91	$16.55	$16.68	$15.89		$16.35
Income from investment operations:
Net investment income (1)	0.56	0.51	0.51	0.49	(2)	0.46
Net realized and unrealized gain (loss)	1.22	(0.64)	(0.13)	0.80		(0.46)
Total from investment operations	1.78	(0.13)	0.38	1.29		—
Distributions from:
Net investment income	(0.58)	(0.51)	(0.51)	(0.50)		(0.46)
Total distributions	(0.58)	(0.51)	(0.51)	(0.50)		(0.46)
Total increase (decrease) in net asset value	1.20	(0.64)	(0.13)	0.79		(0.46)
Net asset value, ending	$17.11	$15.91	$16.55	$16.68		$15.89
Total return (3)	11.45%	(0.79%)	2.35%	8.26%		(0.04%)
Ratios to average net assets: (4)
Total expenses	0.97%	0.98%	1.04%	1.08%		1.24%
Net expenses	0.96%	0.98%	1.01%	1.05%		1.24%
Net investment income	3.47%	3.17%	3.11%	3.05%	(2)	2.79%
Portfolio turnover	57%	66%	76%	155%		236%
Net assets, ending (in thousands)	$279,886	$264,987	$312,318	$404,793		$489,101

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

20 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.91	$16.55	$16.68	$15.89		$16.34
Income from investment operations:
Net investment income (1)	0.44	0.39	0.38	0.37	(2)	0.34
Net realized and unrealized gain (loss)	1.22	(0.64)	(0.13)	0.80		(0.45)
Total from investment operations	1.66	(0.25)	0.25	1.17		(0.11)
Distributions from:
Net investment income	(0.47)	(0.39)	(0.38)	(0.38)		(0.34)
Total distributions	(0.47)	(0.39)	(0.38)	(0.38)		(0.34)
Total increase (decrease) in net asset value	1.19	(0.64)	(0.13)	0.79		(0.45)
Net asset value, ending	$17.10	$15.91	$16.55	$16.68		$15.89
Total return (3)	10.65%	(1.54%)	1.54%	7.44%		(0.68%)
Ratios to average net assets: (4)
Total expenses	1.73%	1.74%	1.80%	1.85%		1.93%
Net expenses	1.72%	1.74%	1.80%	1.81%		1.93%
Net investment income	2.78%	2.40%	2.34%	2.29%	(2)	2.10%
Portfolio turnover	57%	66%	76%	155%		236%
Net assets, ending (in thousands)	$11,623	$37,072	$53,549	$80,683		$88,202

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 21

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.94	$16.57	$16.70	$15.91		$16.35
Income from investment operations:
Net investment income (1)	0.61	0.58	0.57	0.56	(2)	0.55
Net realized and unrealized gain (loss)	1.23	(0.66)	(0.13)	0.80		(0.43)
Total from investment operations	1.84	(0.08)	0.44	1.36		0.12
Distributions from:
Net investment income	(0.62)	(0.55)	(0.57)	(0.57)		(0.56)
Total distributions	(0.62)	(0.55)	(0.57)	(0.57)		(0.56)
Total increase (decrease) in net asset value	1.22	(0.63)	(0.13)	0.79		(0.44)
Net asset value, ending	$17.16	$15.94	$16.57	$16.70		$15.91
Total return (3)	11.81%	(0.48%)	2.76%	8.70%		0.69%
Ratios to average net assets: (4)
Total expenses	0.72%	0.72%	0.64%	0.65%		0.64%
Net expenses	0.68%	0.64%	0.62%	0.64%		0.64%
Net investment income	3.74%	3.58%	3.49%	3.47%	(2)	3.36%
Portfolio turnover	57%	66%	76%	155%		236%
Net assets, ending (in thousands)	$267,226	$199,288	$48,504	$35,670		$32,492

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

22 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar-denominated debt securities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 23

Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$410,361,810	$—	$410,361,810
Asset-Backed Securities	—	64,885,761	—	64,885,761
U.S. Treasury Obligations	—	11,073,752	—	11,073,752
Commercial Mortgage-Backed Securities	—	20,044,530	—	20,044,530
Collateralized Mortgage-Backed Obligations	—	16,009,182	—	16,009,182
Sovereign Government Bonds	—	1,412,264	—	1,412,264
Floating Rate Loans	—	17,636,056	48,551	17,684,607
Convertible Bonds	—	3,709,001	—	3,709,001
Preferred Stocks	5,633,320	—	—	5,633,320
Short Term Investment of Cash Collateral for Securities Loaned	3,872,163	—	—	3,872,163
Total Investments	$9,505,483	$545,132,356	$48,551	$554,686,390
Futures Contracts	$451,196	$—	$—	$451,196
Total	$9,956,679	$545,132,356	$48,551	$555,137,586

Liabilities
Futures Contracts	$(828,402)	$—	$—	$(828,402)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.

24 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

C. Share Class Accounting: Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class.
D. Floating Rate Loans: The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. Prior to February 1, 2019, distributions from net investment income were declared monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

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K. When-Issued Securities and Delayed Delivery Transactions: The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.40% on the first $2 billion, 0.375% on the next $5.5 billion, 0.35% on the next $2.5 billion and 0.325% over $10 billion of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $2,006,831 or 0.40% of the Fund’s average daily net assets.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.95%, 1.70% and 0.70% (0.99%, 1.74% and 0.64% prior to February 1, 2019) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $108,805.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $602,050.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $668,886 and $191,535 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $24,117 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Fund was also informed that EVD received $309 of contingent deferred sales charges (CDSC) paid by Class C shareholders and no CDSC paid by Class A shareholders for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $89,685 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended

26 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $12,221, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on floating rate loans, were $216,768,136 and $216,843,940, respectively. Purchases and sales of U.S. government and agency securities were $78,828,720 and $61,308,508, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$18,254,884	$15,646,452
During the year ended September 30, 2019, accumulated loss was decreased by $77,059,259, and paid-in capital was decreased by $77,059,259 due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$227,244
Deferred capital losses	($226,053,566)
Net unrealized appreciation (depreciation)	$18,273,128
Distributions payable	($128,014)
At September 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $226,053,566 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $2,036,288 are short-term and $224,017,278 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$536,413,262
Gross unrealized appreciation	$22,630,771
Gross unrealized depreciation	(4,357,643)
Net unrealized appreciation (depreciation)	$18,273,128
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2019 is included in the Schedule of Investments. During the year ended September 30, 2019, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Assets		Liabilities
Futures contracts	$451,196	(1)	$828,402	(1)

(1) Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 27

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$3,838,890	$233,044
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2019 was approximately $60,252,000 and $57,091,000, respectively.
NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan, including accrued interest, was $7,419,185 and the total value of collateral received was $7,593,283, comprised of cash of $3,872,163 and U.S. government and /or agencies securities of $3,721,120.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$7,593,283	$—	$—	$—	$7,593,283
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.

28 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 29

NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,047,061	$32,827,487	1,381,589	$22,418,755
Reinvestment of distributions	514,266	8,351,588	481,791	7,787,086
Shares redeemed	(4,240,689)	(68,002,126)	(4,186,428)	(67,899,168)
Converted from Class C	1,378,041	21,747,255	—	—
Converted from Class R	—	—	106,425	1,766,411
Net decrease	(301,321)	($5,075,796)	(2,216,623)	($35,926,916)

Class C
Shares sold	140,655	$2,304,020	110,065	$1,796,654
Reinvestment of distributions	29,004	462,142	57,544	930,628
Shares redeemed	(441,442)	(7,020,587)	(1,073,210)	(17,343,833)
Converted to Class A	(1,378,485)	(21,747,255)	—	—
Net decrease	(1,650,268)	($26,001,680)	(905,601)	($14,616,551)

Class I
Shares sold	5,771,844	$95,374,383	5,331,613	$85,763,327
Reinvestment of distributions	472,612	7,713,266	294,199	4,742,585
Shares redeemed	(3,171,188)	(51,336,581)	(2,076,401)	(33,630,386)
Converted from Class Y	—	—	6,025,521	100,139,339
Net increase	3,073,268	$51,751,068	9,574,932	$157,014,865

Class R (1)
Shares sold	—	$—	2,350	$39,261
Reinvestment of distributions	—	—	407	6,788
Shares redeemed	—	—	(26,826)	(449,146)
Converted to Class A	—	—	(105,536)	(1,766,411)
Net decrease	—	$—	(129,605)	($2,169,508)

Class Y (1)
Shares sold	—	$—	291,538	$4,890,176
Reinvestment of distributions	—	—	26,354	440,607
Shares redeemed	—	—	(269,149)	(4,515,003)
Converted to Class I	—	—	(5,963,941)	(100,139,339)
Net decrease	—	$—	(5,915,198)	($99,323,559)

(1) Effective December 8, 2017, Class R shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class R and Class Y shares were terminated.

30 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 31

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

32 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 33

Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

34 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 35

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CALVERT INCOME FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24177 9.30.19

Calvert Short Duration Income Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Federal Tax Information
34	Management and Organization
36	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
During the 12-month period ended September 30, 2019, investors witnessed a dramatic turnaround in U.S. fixed-income markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.
The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
As a whole, the 12-month period ended September 30, 2019, was marked by strong performance across U.S. bond markets. As investors searched for yield in an ongoing low interest-rate environment, lower-rated6 investment-grade bonds generally outperformed higher-rated investment-grade bonds, while longer-duration7 issues outperformed shorter-duration issues during the period. In addition, the Bloomberg Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. bond market, returned 10.30%, outperforming the 4.25% return of the S&P 500® Index, a broad measure of the U.S. stock market.

U.S. investment-grade corporate bonds, driven by continued strength in the U.S. economy, were among the best-performing bond asset classes during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 13.00%. Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index returning 6.30% during the period.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert Short Duration Income Fund (the Fund) returned 4.94% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index (the Index), which returned 6.67%.
The Fund’s shorter-than-Index duration was a leading detractor from returns relative to the Index during the period, as short-term interest rates declined in 2019. Sector allocation positioning also detracted from Index-relative returns. Out-of-Index allocations to asset-backed securities (ABS) particularly weighed on relative performance. Out-of-Index allocations to Treasury Inflation Protected Securities (TIPS) and Treasurys also weighed on relative returns.
The Fund’s allocations to investment-grade corporate securities contributed to Index-relative performance. Although sector allocation positioning overall had a negative impact on returns, out-of-Index allocations to high yield securities were beneficial. An underweight position in government-related securities and an out-of-Index allocation to bank loans also enhanced returns during the period. The Fund’s out-of-Index allocations to securitized assets ─ ABS, commercial mortgage-backed securities, and mortgage-backed securities ─ enhanced performance during the period. None of these sectors were included in the Index.
At period-end, against the backdrop of multiple market and geopolitical uncertainties ─ international trade tensions, Brexit, and the U.S. impeachment inquiry, among others ─ the Fund had an underweight duration. Following the Fed’s announcement in December 2018 that it would be backing away from interest-rate hikes in 2019, the Fund positioned its portfolio for a steepening of the yield curve.8
By period-end, the Fund held an overweight position in TIPS, along with ABS tied to the housing market and household balance sheets. With respect to investment-grade credit, the Fund had a lower-than-Index spread duration9 and a focus on higher quality credit by period-end given the relatively late stage of the credit cycle.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/31/2002	01/31/2002	4.94%	2.15%	2.39%
Class A with 2.75% Maximum Sales Charge	—	—	2.03	1.58	2.10
Class C at NAV	10/01/2002	01/31/2002	4.16	1.39	1.64
Class C with 1% Maximum Sales Charge	—	—	3.16	1.39	1.64
Class I at NAV	04/21/2006	01/31/2002	5.24	2.56	2.89
Class R6 at NAV	02/01/2019	01/31/2002	5.22	2.56	2.88

Bloomberg Barclays 1-5 Year U.S. Credit Index	—	—	6.67%	2.61%	3.13%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		0.78%	1.53%	0.53%	0.48%
Net		0.76	1.51	0.51	0.46

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$11,765	N.A.
Class I	$250,000	09/30/2009	$332,323	N.A.
Class R6	$1,000,000	09/30/2009	$1,329,033	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	47.6%
Asset-Backed Securities	25.9%
Collateralized Mortgage-Backed Obligations	8.9%
U.S. Treasury Obligations	6.6%
Commercial Paper	4.8%
Commercial Mortgage-Backed Securities	3.3%
Floating Rate Loans	2.3%
Sovereign Government Bonds	0.4%
U.S. Government Agencies and Instrumentalities	0.2%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays 1-5 Year U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity between one and five years. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[7]
Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

9 Spread duration is an estimate of how much the price of a specific bond will move when the spread of that bond - the yield difference between that bond and a government bond of similar maturity - changes.

Fund profile subject to change due to active management.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,025.60	$3.86**	0.76%
Class C	$1,000.00	$1,021.80	$7.65**	1.51%
Class I	$1,000.00	$1,026.80	$2.59**	0.51%
Class R6	$1,000.00	$1,026.80	$2.34**	0.46%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.26	$3.85**	0.76%
Class C	$1,000.00	$1,017.50	$7.64**	1.51%
Class I	$1,000.00	$1,022.51	$2.59**	0.51%
Class R6	$1,000.00	$1,022.76	$2.33**	0.46%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 46.3%
Communications - 0.6%
Comcast Corp., 2.759%, (3 mo. USD LIBOR + 0.44%), 10/1/21 (1)	5,520,000	5,538,747
Crown Castle Towers LLC, 3.222%, 5/15/42 (2)	2,765,000	2,797,613
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (2)	1,500,000	1,509,375
		9,845,735

Consumer, Cyclical - 5.5%
American Airlines Group, Inc., 5.50%, 10/1/19 (2)	6,680,000	6,680,000
American Airlines Pass-Through Trust:
4.40%, 3/22/25	1,825,833	1,890,650
5.25%, 7/15/25	2,957,737	3,150,834
5.60%, 1/15/22 (2)	4,572,733	4,651,841
Azul Investments LLP, 5.875%, 10/26/24 (2)(3)	2,850,000	2,853,562
Ford Motor Credit Co. LLC:
2.922%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (1)	14,310,000	14,286,631
2.979%, 8/3/22	12,827,000	12,704,973
3.099%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (1)	2,200,000	2,174,873
3.217%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (1)	4,700,000	4,700,338
3.22%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (1)	4,509,000	4,433,612
3.336%, 3/18/21	4,500,000	4,522,172
4.542%, 8/1/26	1,690,000	1,691,638
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	5,000,000	5,158,389
Tapestry, Inc., 4.125%, 7/15/27	7,675,000	7,834,249
WestJet Airlines Ltd., 3.50%, 6/16/21 (2)	8,885,000	9,037,645
Wyndham Destinations, Inc., 5.40%, 4/1/24	3,499,000	3,708,940
		89,480,347

Consumer, Non-cyclical - 4.2%
Becton Dickinson and Co.:
2.675%, 12/15/19	1,760,000	1,760,604
2.894%, 6/6/22	2,628,000	2,669,015
2.979%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (1)	12,330,000	12,334,343
Conagra Brands, Inc., 3.028%, (3 mo. USD LIBOR + 0.75%), 10/22/20 (1)	2,992,000	2,992,650
CVS Health Corp.:
3.70%, 3/9/23	7,736,000	8,056,908
4.10%, 3/25/25	20,477,000	21,879,371
CVS Pass-Through Trust, 6.036%, 12/10/28	1,328,863	1,495,846
Grupo Bimbo SAB de CV, 4.50%, 1/25/22 (2)	5,000,000	5,202,765
Kraft Heinz Foods Co., 3.001%, (3 mo. USD LIBOR + 0.82%), 8/10/22 (1)	6,800,000	6,810,925
Life Technologies Corp., 6.00%, 3/1/20	3,200,000	3,249,278
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23 (2)	2,236,000	2,354,899
		68,806,604

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Energy - 0.8%
Oceaneering International, Inc., 4.65%, 11/15/24	4,734,000	4,473,630
TerraForm Power Operating LLC, 6.625%, 6/15/25 (2)	8,910,000	9,435,779
		13,909,409

Financial - 22.1%
Ally Financial, Inc., 4.125%, 3/30/20	16,157,000	16,298,374
Athene Global Funding, 3.562%, (3 mo. USD LIBOR + 1.23%), 7/1/22 (1)(2)	12,065,000	12,210,820
Bank of America Corp.:
2.816% to 7/21/22, 7/21/23 (3)(4)	15,000,000	15,215,786
2.881% to 4/24/22, 4/24/23 (4)	7,200,000	7,311,909
3.124% to 1/20/22, 1/20/23 (4)	6,000,000	6,122,833
3.499% to 5/17/21, 5/17/22 (4)	11,518,000	11,748,728
3.55% to 3/5/23, 3/5/24 (4)	13,860,000	14,421,247
Bank of America NA:
2.587%, (3 mo. USD LIBOR + 0.32%), 7/26/21 (1)	7,650,000	7,655,233
3.335% to 1/25/22, 1/25/23 (4)	11,944,000	12,265,440
Capital One Financial Corp.:
2.986%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (1)	22,500,000	22,435,825
3.30%, 10/30/24	7,082,000	7,335,655
Capital One NA:
2.25%, 9/13/21	2,000,000	2,002,413
2.65%, 8/8/22	3,385,000	3,425,206
Citigroup, Inc.:
2.65%, 10/26/20	7,980,000	8,030,082
2.70%, 3/30/21	9,300,000	9,392,850
2.75%, 4/25/22	7,200,000	7,309,854
2.876% to 7/24/22, 7/24/23 (4)	14,000,000	14,197,518
3.142% to 1/24/22, 1/24/23 (4)	8,405,000	8,564,667
5.80% to 11/15/19 (4)(5)	3,520,000	3,527,040
6.125% to 11/15/20 (4)(5)	6,000,000	6,170,100
Credit Acceptance Corp., 6.125%, 2/15/21	2,507,000	2,517,968
Crown Castle International Corp.:
3.20%, 9/1/24	3,500,000	3,609,310
3.40%, 2/15/21	4,000,000	4,055,816
Digital Realty Trust LP, 2.75%, 2/1/23	5,000,000	5,054,074
Discover Bank:
3.10%, 6/4/20	1,000,000	1,005,518
4.682% to 8/9/23, 8/9/28 (4)	8,750,000	9,155,955
8.70%, 11/18/19	2,107,000	2,123,365
Goldman Sachs Group, Inc. (The):
2.876% to 10/31/21, 10/31/22 (4)	5,033,000	5,092,510
2.905% to 7/24/22, 7/24/23 (4)	5,484,000	5,564,053
2.908% to 6/5/22, 6/5/23 (4)	6,000,000	6,081,893
3.283%, (3 mo. USD LIBOR + 1.00%), 7/24/23 (1)	4,000,000	4,019,348
Iron Mountain, Inc., 4.375%, 6/1/21 (2)	1,537,000	1,556,535

8 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
JPMorgan Chase & Co.:
2.652%, (3 mo. USD LIBOR + 0.55%), 3/9/21 (1)	10,072,000	10,085,991
2.755%, (3 mo. USD LIBOR + 0.61%), 6/18/22 (1)	5,000,000	5,016,938
Marsh & McLennan Cos., Inc., 3.304%, (3 mo. USD LIBOR + 1.20%), 12/29/21 (1)	2,129,000	2,133,307
Morgan Stanley:
3.125%, 1/23/23	8,000,000	8,211,796
3.407%, (3 mo. USD LIBOR + 1.22%), 5/8/24 (1)	7,200,000	7,303,751
3.683%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (1)	12,000,000	12,222,437
4.875%, 11/1/22	8,375,000	8,984,012
Newmark Group, Inc., 6.125%, 11/15/23	3,908,000	4,242,635
Radian Group, Inc., 4.875%, 3/15/27	4,214,000	4,277,210
Regions Financial Corp., 2.75%, 8/14/22	2,545,000	2,584,959
SBA Tower Trust, 2.836%, 1/15/25 (2)	14,410,000	14,449,803
Synchrony Financial:
3.517%, (3 mo. USD LIBOR + 1.23%), 2/3/20 (1)	3,000,000	3,006,592
4.25%, 8/15/24	4,228,000	4,463,652
4.50%, 7/23/25	19,123,000	20,425,869
Synovus Financial Corp., 3.125%, 11/1/22	5,545,000	5,587,003
		358,473,880

Industrial - 4.0%
Jabil, Inc.:
3.95%, 1/12/28 (3)	8,870,000	8,972,647
4.70%, 9/15/22	7,583,000	8,021,219
JSL Europe SA, 7.75%, 7/26/24 (2)	4,070,000	4,385,547
Nvent Finance S.a.r.l., 3.95%, 4/15/23	7,836,000	7,990,560
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (2)	2,500,000	2,552,423
Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC, 5.75%, 10/15/20	9,448,800	9,480,454
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (2)	3,160,000	3,162,112
3.00%, 7/15/22 (2)	2,625,000	2,654,375
3.55%, 4/15/24 (2)	3,800,000	3,952,161
Wabtec Corp.:
3.419%, (3 mo. USD LIBOR + 1.30%), 9/15/21 (1)	2,365,000	2,365,083
4.40%, 3/15/24	10,335,000	11,015,146
		64,551,727

Technology - 6.8%
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	6,275,000	6,371,995
CA, Inc., 5.375%, 12/1/19	1,160,000	1,165,617
Dell International LLC / EMC Corp., 4.42%, 6/15/21 (2)	31,900,000	32,900,308
DXC Technology Co.:
3.082%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (1)	25,183,000	25,175,591
4.45%, 9/18/22	6,126,000	6,435,757
EMC Corp., 2.65%, 6/1/20	695,000	695,325

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Hewlett Packard Enterprise Co.:
2.807%, (3 mo. USD LIBOR + 0.68%), 3/12/21 (1)	5,663,000	5,675,966
3.009%, (3 mo. USD LIBOR + 0.72%), 10/5/21 (1)	10,037,000	10,037,969
Marvell Technology Group Ltd., 4.20%, 6/22/23	4,500,000	4,719,918
Microchip Technology, Inc., 4.333%, 6/1/23	3,800,000	3,993,543
NXP BV / NXP Funding LLC:
3.875%, 9/1/22 (2)	1,500,000	1,550,416
4.625%, 6/15/22 (2)	3,705,000	3,883,131
Seagate HDD Cayman, 4.875%, 3/1/24 (3)	5,500,000	5,781,469
Western Digital Corp., 4.75%, 2/15/26 (3)	1,870,000	1,928,438
		110,315,443

Utilities - 2.3%
Avangrid, Inc., 3.15%, 12/1/24	10,714,000	11,052,767
Enel Finance International NV, 2.65%, 9/10/24 (2)	10,529,000	10,553,620
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (2)	8,150,000	8,435,250
WGL Holdings, Inc., 2.517%, (3 mo. USD LIBOR + 0.40%), 11/29/19 (1)	6,600,000	6,598,028
		36,639,665

Total Corporate Bonds (Cost $738,589,099)		752,022,810

ASSET-BACKED SECURITIES - 25.3%

Automobile - 5.1%
Avis Budget Rental Car Funding AESOP LLC:
Series 2014-2A, Class A, 2.50%, 2/20/21 (2)	9,847,500	9,851,595
Series 2015-1A, Class A, 2.50%, 7/20/21 (2)	5,995,000	6,000,362
Series 2015-1A, Class B, 3.22%, 7/20/21 (2)	16,950,000	17,021,146
Chesapeake Funding II LLC:
Series 2017-3A, Class A1, 1.91%, 8/15/29 (2)	2,251,254	2,247,232
Series 2017-4A, Class A1, 2.12%, 11/15/29 (2)	10,215,023	10,213,722
Credit Acceptance Auto Loan Trust:
Series 2016-3A, Class B, 2.94%, 10/15/24 (2)	2,295,577	2,297,884
Series 2017-1A, Class B, 3.04%, 12/15/25 (2)	2,000,000	2,007,671
Series 2017-2A, Class A, 2.55%, 2/17/26 (2)	3,080,186	3,083,247
Series 2017-3A, Class A, 2.65%, 6/15/26 (2)	2,107,000	2,112,972
Enterprise Fleet Financing LLC, Series 2016-2, Class A3, 2.04%, 2/22/22 (2)	14,938,434	14,928,779
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 2.31%, 12/14/21 (2)	1,469,595	1,468,514
OSCAR US Funding X, LLC, Series 2019-1A, Class A2, 3.10%, 4/11/22 (2)	2,058,310	2,068,251
Tesla Auto Lease Trust:
Series 2018-A, Class A, 2.32%, 12/20/19 (2)	126,744	126,750
Series 2018-B, Class A, 3.71%, 8/20/21 (2)	8,469,038	8,607,329
Series 2018-B, Class B, 4.12%, 10/20/21 (2)	1,000,000	1,026,395
		83,061,849

10 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Clean Energy - 0.2%
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (2)	866,407	866,922
SolarCity LMC Series III LLC, Series 2014-2, Class A, 4.02%, 7/20/44 (2)	3,146,043	3,178,251
		4,045,173

Consumer Loan - 9.4%
Avant Loans Funding Trust:
Series 2017-A, Class C, 6.05%, 5/15/24 (2)	691,633	692,513
Series 2018-A, Class B, 3.95%, 12/15/22 (2)	4,820,311	4,838,468
Series 2019-A, Class A, 3.48%, 7/15/22 (2)	3,644,935	3,658,848
Series 2019-B, Class A, 2.72%, 10/15/26 (2)	9,015,000	9,024,692
Citi Held For Asset Issuance, Series 2015-PM1, Class C, 5.01%, 12/15/21 (2)	182,755	182,873
Conn’s Receivables Funding LLC:
Series 2017-B, Class B, 4.52%, 4/15/21 (2)	303,893	304,182
Series 2018-A, Class A, 3.25%, 1/15/23 (2)	585,813	587,989
Series 2018-A, Class B, 4.65%, 1/15/23 (2)	971,494	977,879
Series 2019-A, Class A, 3.40%, 10/16/23 (2)	2,488,377	2,507,201
Consumer Loan Underlying Bond Credit Trust:
Series 2017-P1, Class B, 3.56%, 9/15/23 (2)	1,131,120	1,132,022
Series 2017-P2, Class A, 2.61%, 1/15/24 (2)	994,129	994,427
Series 2019-P1, Class A, 2.94%, 7/15/26 (2)	2,382,809	2,393,404
Series 2019-P2, Class A, 2.47%, 10/15/26 (2)	3,930,000	3,926,387
Marlette Funding Trust:
Series 2018-1A, Class A, 2.61%, 3/15/28 (2)	377,543	377,611
Series 2019-2A, Class A, 3.13%, 7/16/29 (2)	9,928,666	10,007,315
OneMain Financial Issuance Trust:
Series 2017-1A, Class A1, 2.37%, 9/14/32 (2)	15,883,000	15,873,672
Series 2017-1A, Class A2, 2.828%, (1 mo. USD LIBOR + 0.80%), 9/14/32 (1)(2)	6,350,000	6,355,135
Oportun Funding IX LLC, Series 2017-A, Class A, 3.23%, 6/8/23 (2)	6,745,000	6,744,856
Oportun Funding VI LLC, Series 2018-B, Class A, 3.91%, 7/8/24 (2)	8,834,000	8,980,140
Oportun Funding VIII LLC, Series 2018-A, Class B, 4.45%, 3/8/24 (2)	5,380,000	5,459,515
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class C, 5.80%, 6/15/23 (2)	1,790,140	1,809,643
Series 2017-2A, Class C, 5.37%, 9/15/23 (2)	1,934,947	1,954,564
Series 2017-3A, Class B, 3.36%, 11/15/23 (2)	4,274,323	4,275,731
Series 2018-1A, Class B, 3.90%, 6/17/24 (2)	7,680,778	7,701,822
Series 2018-1A, Class C, 4.87%, 6/17/24 (2)	1,000,000	1,013,536
Series 2018-2A, Class A, 3.35%, 10/15/24 (2)	8,837,441	8,862,910
Series 2018-2A, Class B, 3.96%, 10/15/24 (2)	14,348,000	14,504,648
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.20%, 5/27/36 (2)	13,223,152	13,374,327
Springleaf Funding Trust:
Series 2015-BA, Class A, 3.48%, 5/15/28 (2)	7,200,000	7,282,031
Series 2016-AA, Class A, 2.90%, 11/15/29 (2)	4,563,839	4,564,935
Verizon Owner Trust:
Series 2016-1A, Class B, 1.46%, 1/20/21 (2)	800,285	799,454
Series 2017-2A, Class A, 1.92%, 12/20/21 (2)	1,044,539	1,043,641
		152,206,371

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Equipment - 0.1%
Dell Equipment Finance Trust, Series 2017-2, Class A3, 2.19%, 10/24/22 (2)	830,805	830,876

Other - 4.9%
ExteNet LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49 (2)	3,415,000	3,461,425
Series 2019-1A, Class B, 4.14%, 7/26/49 (2)	2,730,000	2,757,647
Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/39 (2)	4,605,192	4,628,533
Jack in the Box Funding LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49 (2)	4,445,000	4,525,677
NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.56%, 10/17/22 (2)	1,955,000	1,963,260
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49 (2)	13,925,000	14,088,605
Small Business Lending Trust, Series 2019-A, Class A, 2.85%, 7/15/26 (2)	8,835,000	8,825,797
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44 (2)	18,725,129	19,648,623
Vantage Data Centers Issuer LLC:
Series 2018-1A, Class A2, 4.072%, 2/16/43 (2)	4,997,598	5,198,878
Series 2019-1A, Class A2, 3.188%, 7/15/44 (2)	5,070,771	5,131,537
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (2)	10,000,000	10,009,794
		80,239,776

Single-Family Rental - 2.2%
Invitation Homes Trust:
Series 2017-SFR2, Class A, 2.875%, (1 mo. USD LIBOR + 0.85%), 12/17/36 (1)(2)	2,701,317	2,706,420
Series 2017-SFR2, Class C, 3.475%, (1 mo. USD LIBOR + 1.45%), 12/17/36 (1)(2)	735,000	735,341
Series 2018-SFR2, Class D, 3.478%, (1 mo. USD LIBOR + 1.45%), 6/17/37 (1)(2)	15,062,000	15,007,063
Series 2018-SFR3, Class D, 3.675%, (1 mo. USD LIBOR + 1.65%), 7/17/37 (1)(2)	4,000,000	4,006,742
Progress Residential Trust:
Series 2015-SFR3, Class E, 5.66%, 11/12/32 (2)	8,485,000	8,506,414
Series 2019-SFR3, Class A, 2.271%, 9/17/36 (2)	4,210,000	4,167,483
		35,129,463

Student Loan - 0.2%
Commonbond Student Loan Trust, Series 2015-A, Class A, 3.20%, 6/25/32 (2)	648,137	649,439
SoFi Professional Loan Program LLC:
Series 2014-B, Class A1, 3.268%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (1)(2)	779,165	780,833
Series 2014-B, Class A2, 2.55%, 8/27/29 (2)	299,645	299,719
Series 2015-A, Class A2, 2.42%, 3/25/30 (2)	379,674	379,731
Series 2015-B, Class B, 3.52%, 3/25/36 (2)	1,562,586	1,577,040
		3,686,762

Timeshare - 0.1%
Sierra Timeshare Receivables Funding LLC:
Series 2015-2A, Class B, 3.02%, 6/20/32 (2)	481,857	482,111
Series 2015-3A, Class B, 3.08%, 9/20/32 (2)	616,692	617,367
		1,099,478

12 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Whole Business - 3.1%
Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.81%, 11/15/48 (2)	3,191,465	3,317,240
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (2)	7,145,525	7,366,918
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (2)	5,967,500	6,148,460
Series 2018-1A, Class A2, 4.739%, 4/20/48 (2)	3,234,063	3,396,209
FOCUS Brands Funding LLC, Series 2017-1A, Class A2I, 3.857%, 4/30/47 (2)	8,396,725	8,457,764
Hardee’s Funding LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (2)	5,999,400	6,093,171
Planet Fitness Master Issuer LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48 (2)	7,618,050	7,808,174
Series 2018-1A, Class A2II, 4.666%, 9/5/48 (2)	7,053,750	7,404,640
		49,992,576

Total Asset-Backed Securities (Cost $406,473,620)		410,292,324

U.S. TREASURY OBLIGATIONS - 6.5%
U.S. Treasury Inflation Index Note, 0.125%, 4/15/22 (6)	32,108,681	31,800,534
U.S. Treasury Notes:
1.75%, 7/31/21	70,500,000	70,604,649
1.75%, 7/31/24	630,000	635,759
2.50%, 1/31/24	1,840,000	1,911,623

Total U.S. Treasury Obligations (Cost $104,883,534)		104,952,565

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 8.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQA2, Class M2, 4.818%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (1)	2,699,979	2,728,313
Series 2016-HQA1, Class M2, 4.768%, (1 mo. USD LIBOR + 2.75%), 9/25/28 (1)	1,615,084	1,628,407
Series 2016-HQA2, Class M2, 4.268%, (1 mo. USD LIBOR + 2.25%), 11/25/28 (1)	1,421,097	1,435,048
Series 2017-DNA3, Class M1, 2.768%, (1 mo. USD LIBOR + 0.75%), 3/25/30 (1)	3,851,376	3,858,019
Series 2017-DNA3, Class M2, 4.518%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (1)	5,279,000	5,402,560
Series 2017-HQA2, Class M1, 2.818%, (1 mo. USD LIBOR + 0.80%), 12/25/29 (1)	1,917,630	1,920,025
Series 2017-HQA3, Class M1, 2.568%, (1 mo. USD LIBOR + 0.55%), 4/25/30 (1)	822,454	823,482
Series 2019-DNA2, Class M2, 4.468%, (1 mo. USD LIBOR + 2.45%), 3/25/49 (1)(2)	11,225,000	11,354,625
Series 2019-DNA3, Class M1, 2.875%, (1 mo. USD LIBOR + 0.73%), 7/25/49 (1)(2)	4,491,981	4,496,765
Series 2019-DNA3, Class M2, 4.195%, (1 mo. USD LIBOR + 2.05%), 7/25/49 (1)(2)	2,725,000	2,728,401
Series 2019-HQA3, Class M1, 2.807%, (1 mo. USD LIBOR + 0.75%), 9/25/49 (1)(2)	1,529,000	1,530,910
Series 2019-HQA3, Class M2, 3.907%, (1 mo. USD LIBOR + 1.85%), 9/25/49 (1)(2)	1,587,000	1,588,980
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 4.618%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (1)	9,612,815	10,037,116
Series 2014-C03, Class 1M2, 5.018%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (1)	21,628,644	22,836,530
Series 2014-C03, Class 2M2, 4.918%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (1)	12,204,429	12,765,409
Series 2014-C04, Class 1M2, 6.918%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (1)	10,763,659	11,783,138
Series 2017-C04, Class 2M1, 2.868%, (1 mo. USD LIBOR + 0.85%), 11/25/29 (1)	1,807,036	1,810,103

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - CONT’D
Series 2017-C06, Class 1M2, 4.668%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (1)	1,400,000	1,431,837
Series 2017-C07, Class 1M1, 2.795%, (1 mo. USD LIBOR + 0.65%), 5/25/30 (1)	12,658,050	12,673,861
Series 2018-C01, Class 1M1, 2.618%, (1 mo. USD LIBOR + 0.60%), 7/25/30 (1)	1,685,257	1,687,362
Series 2018-C03, Class 1M1, 2.698%, (1 mo. USD LIBOR + 0.68%), 10/25/30 (1)	4,160,169	4,163,325
Series 2018-C05, Class 1M1, 2.738%, (1 mo. USD LIBOR + 0.72%), 1/25/31 (1)	4,026,206	4,030,462
Series 2019-R05, Class 1M1, 2.768%, (1 mo. USD LIBOR + 0.75%), 7/25/39 (1)(2)	6,343,279	6,358,280
Series 2019-R05, Class 1M2, 4.018%, (1 mo. USD LIBOR + 2.00%), 7/25/39 (1)(2)	2,434,375	2,443,546
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 2.917%, (1 mo. USD LIBOR + 0.85%), 12/5/59 (1)(2)	2,069,987	2,069,521
Toorak Mortgage Corp. Ltd., Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21 (2)(7)	6,420,000	6,497,794

Total Collateralized Mortgage-Backed Obligations (Cost $139,976,968)		140,083,819

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.2%
CLNS Trust, Series 2017-IKPR, Class B, 3.05%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (1)(2)	6,770,000	6,763,434
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (2)	4,200,000	4,181,663
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (2)(8)	1,920,000	1,804,017
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 3.428%, (1 mo. USD LIBOR + 1.40%), 5/15/36 (1)(2)	14,500,000	14,508,678
Motel 6 Trust:
Series 2017-MTL6, Class B, 3.218%, (1 mo. USD LIBOR + 1.19%), 8/15/34 (1)(2)	3,710,656	3,715,746
Series 2017-MTL6, Class C, 3.428%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (1)(2)	3,672,835	3,679,074
Series 2017-MTL6, Class D, 4.178%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (1)(2)	1,853,227	1,860,569
RETL Trust:
Series 2019-RVP, Class A, 3.178%, (1 mo. USD LIBOR + 1.15%), 3/15/36 (1)(2)	4,170,711	4,177,958
Series 2019-RVP, Class B, 3.578%, (1 mo. USD LIBOR + 1.55%), 3/15/36 (1)(2)	12,060,000	12,096,711

Total Commercial Mortgage-Backed Securities (Cost $52,993,430)		52,787,850

SOVEREIGN GOVERNMENT BONDS - 0.4%
Nacional Financiera SNC, 3.375%, 11/5/20 (2)	6,000,000	6,052,560

Total Sovereign Government Bonds (Cost $5,997,505)		6,052,560

FLOATING RATE LOANS (9) - 2.3%

Building and Development - 0.2%
DTZ U.S. Borrower, LLC, Term Loan, 5.294%, (1 mo. USD LIBOR + 3.25%), 8/21/25	3,514,500	3,529,858

Business Equipment and Services - 0.3%
Change Healthcare Holdings, LLC, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 3/1/24	4,243,725	4,228,804

14 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (9) - CONT’D
Cable and Satellite Television - 0.2%
Ziggo Secured Finance Partnership, Term Loan, 4.528%, (1 mo. USD LIBOR + 2.50%), 4/15/25	2,820,000	2,818,238

Cosmetics/Toiletries - 0.0% (10)
Prestige Brands, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 1/26/24	556,092	557,760

Drugs - 0.3%
Jaguar Holding Company II, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 8/18/22	5,257,635	5,268,807

Electronics/Electrical - 0.5%
Go Daddy Operating Company, LLC, Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 2/15/24	553,677	555,254
Infor (US), Inc., Term Loan, 4.854%, (3 mo. USD LIBOR + 2.75%), 2/1/22	5,238,050	5,250,490
MA FinanceCo., LLC, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 6/21/24	275,834	273,075
Seattle Spinco, Inc., Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 6/21/24	1,862,774	1,843,370
SolarWinds Holdings, Inc., Term Loan, 4.794%, (1 mo. USD LIBOR + 2.75%), 2/5/24	873,333	875,395
		8,797,584

Equipment Leasing - 0.2%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 3.794%, (1 mo. USD LIBOR + 1.75%), 1/15/25	3,206,598	3,224,234

Financial - 0.0% (10)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (11)(12)(13)	385,345	6,078

Industrial Equipment - 0.0% (10)
Rexnord, LLC, Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 8/21/24	534,688	538,438

Insurance - 0.2%
Asurion, LLC, Term Loan, 5.044%, (1 mo. USD LIBOR + 3.00%), 11/3/23	2,763,765	2,777,296

Leisure Goods/Activities/Movies - 0.1%
Bombardier Recreational Products, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 5/23/25	754,286	754,129

Lodging and Casinos - 0.0% (10)
ESH Hospitality, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 9/18/26	449,252	451,873

Telecommunications - 0.3%
Level 3 Financing, Inc., Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 2/22/24	1,150,000	1,153,355
Sprint Communications, Inc., Term Loan, 4.563%, (1 mo. USD LIBOR + 2.50%), 2/2/24	2,843,544	2,826,483
		3,979,838

Total Floating Rate Loans (Cost $37,230,823)		36,932,937

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.2%
U.S. Department of Housing and Urban Development:
2.55%, 8/1/20	1,500,000	1,507,013
2.57%, 8/1/21	1,000,000	1,009,985

Total U.S. Government Agencies and Instrumentalities (Cost $2,500,000)		2,516,998

COMMERCIAL PAPER - 4.6%
AT&T, Inc., 2.787%, 12/10/19 (2)(14)	18,500,000	18,415,535
CNH Industrial Capital LLC, 2.334%, 10/8/19 (2)(14)	7,180,000	7,176,789
Enel Finance America, 2.494%, 10/4/19 (2)(14)	7,800,000	7,798,407
Jabil, Inc.:
2.641%, 11/20/19 (2)(14)	18,280,000	18,214,243
2.641%, 11/27/19 (2)(14)	15,900,000	15,834,797
Smithfield Foods, Inc., 2.52%, 10/30/19 (2)(14)	8,055,000	8,038,908

Total Commercial Paper (Cost $75,465,659)		75,478,679

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	4,332,158	4,332,158

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $4,332,158)		4,332,158

TOTAL INVESTMENTS (Cost $1,568,442,796) - 97.7%		1,585,452,700
Other assets and liabilities, net - 2.3%		37,109,137
NET ASSETS - 100.0%		1,622,561,837

16 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
(1) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2019.
(2) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $730,450,215, which represents 45.0% of the net assets of the Fund as of September 30, 2019.

(3) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $8,711,513.
(4) Security converts to variable rate after the indicated fixed-rate coupon period.
(5) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(6) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(7) Step coupon security. The interest rate disclosed is that which is in effect on September 30, 2019.
(8) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2019.
(9) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2019. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a senior floating rate loan.

(10) Amount is less than 0.05%.
(11) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(12) Restricted security. Total market value of restricted securities amounts to $6,078, which represents less than 0.05% of the net assets of the Fund as of September 30, 2019.
(13) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(14) Security is exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2019 the aggregate value of these securities is $75,478,679, representing 4.6% of the Fund’s net assets.

Abbreviations:
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	2,395	12/31/19	$516,122,500	($1,217,732)
U.S. 5-Year Treasury Note	768	12/31/19	91,506,000	(341,086)
Total Long				($1,558,818)
Short:
U.S. Ultra 10-Year Treasury Note	(262)	12/19/19	($37,310,438)	$427,320

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	385,345
See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 17

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $1,568,442,796) - including $8,711,513 of securities on loan	$1,585,452,700
Cash	44,225,537
Receivable for investments sold	2,438,746
Receivable for capital shares sold	9,177,920
Interest receivable	6,931,133
Securities lending income receivable	5,294
Deposits at broker for futures contracts	1,835,420
Trustees’ deferred compensation plan	968,534
Other assets	64,248
Total assets	1,651,099,532

LIABILITIES
Payable for variation margin on open futures contracts	30,839
Payable for investments purchased	18,775,512
Payable for capital shares redeemed	2,610,757
Distributions payable	612,743
Deposits for securities loaned	4,332,158
Payable to affiliates:
Investment advisory fee	415,798
Administrative fee	157,226
Distribution and service fees	91,212
Sub-transfer agency fee	16,650
Trustees’ deferred compensation plan	968,534
Accrued expenses	526,266
Total liabilities	28,537,695
NET ASSETS	$1,622,561,837

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$1,617,596,357
Distributable earnings	4,965,480
Total	$1,622,561,837

NET ASSET VALUE PER SHARE
Class A (based on net assets of $251,080,183 and 15,562,139 shares outstanding)	$16.13
Class C (based on net assets of $48,325,542 and 3,006,740 shares outstanding)	$16.07
Class I (based on net assets of $1,298,580,986 and 79,946,245 shares outstanding)	$16.24
Class R6 (based on net assets of $24,575,126 and 1,513,014 shares outstanding)	$16.24

OFFERING PRICE PER SHARE*
Class A (100/97.25 of net asset value per share)	$16.59
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

18 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Interest income	$52,474,123
Securities lending income, net	33,325
Total investment income	52,507,448

EXPENSES
Investment advisory fee	4,354,571
Administrative fee	1,758,847
Distribution and service fees:
Class A	625,897
Class C	620,704
Trustees’ fees and expenses	87,031
Custodian fees	74,119
Transfer agency fees and expenses	1,146,816
Accounting fees	304,883
Professional fees	110,082
Registration fees	210,462
Reports to shareholders	89,674
Miscellaneous	93,313
Total expenses	9,476,399
Waiver and/or reimbursement of expenses by affiliate	(590,369)
Reimbursement of expenses - other	(35,957)
Net expenses	8,850,073
Net investment income	43,657,375

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	169,386
Futures contracts	3,866,410
4,035,796

Net change in unrealized appreciation (depreciation) on:
Investment securities	27,435,707
Futures contracts	(1,083,590)
26,352,117

Net realized and unrealized gain	30,387,913

Net increase in net assets resulting from operations	$74,045,288

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 19

CALVERT SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$43,657,375	$33,911,105
Net realized gain (loss)	4,035,796	(6,559,285)
Net change in unrealized appreciation (depreciation)	26,352,117	(16,428,878)
Net increase in net assets resulting from operations	74,045,288	10,922,942

Distributions to shareholders:
Class A shares	(7,376,631)	(6,816,091)
Class C shares	(1,356,598)	(1,382,157)
Class I shares	(36,478,161)	(23,381,577)
Class R6 shares (1)	(188,639)	—
Class Y shares (2)	—	(1,932,478)
Total distributions to shareholders	(45,400,029)	(33,512,303)

Capital share transactions:
Class A shares	(12,253,152)	(73,852,516)
Class C shares	(30,921,398)	(20,521,608)
Class I shares	231,932,622	698,945,643
Class R6 shares (1)	24,413,391	—
Class Y shares (2)	—	(547,936,420)
Net increase in net assets from capital share transactions	213,171,463	56,635,099

TOTAL INCREASE IN NET ASSETS	241,816,722	34,045,738

NET ASSETS
Beginning of year	1,380,745,115	1,346,699,377
End of year	$1,622,561,837	$1,380,745,115

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

20 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.83	$16.11	$16.18	$15.96		$16.19
Income from investment operations:
Net investment income (1)	0.45	0.37	0.30	0.33	(2)	0.29
Net realized and unrealized gain (loss)	0.32	(0.28)	(0.07)	0.22		(0.23)
Total from investment operations	0.77	0.09	0.23	0.55		0.06
Distributions from:
Net investment income	(0.47)	(0.37)	(0.30)	(0.33)		(0.29)
Net realized gain	—	—	—	—		—	(3)
Total distributions	(0.47)	(0.37)	(0.30)	(0.33)		(0.29)
Total increase (decrease) in net asset value	0.30	(0.28)	(0.07)	0.22		(0.23)
Net asset value, ending	$16.13	$15.83	$16.11	$16.18		$15.96
Total return (4)	4.94%	0.59%	1.43%	3.50%		0.39%
Ratios to average net assets: (5)
Total expenses	0.81%	0.84%	0.94%	0.97%		1.13%
Net expenses	0.79%	0.84%	0.89%	0.94%		1.08%
Net investment income	2.80%	2.29%	1.87%	2.05%	(2)	1.79%
Portfolio turnover	68%	80%	94%	147%		206%
Net assets, ending (in thousands)	$251,080	$258,528	$337,692	$618,552		$733,415

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Amount is less than ($0.005).
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.77	$16.05	$16.12	$15.91		$16.13
Income from investment operations:
Net investment income (1)	0.33	0.25	0.18	0.21	(2)	0.17
Net realized and unrealized gain (loss)	0.32	(0.28)	(0.08)	0.21		(0.22)
Total from investment operations	0.65	(0.03)	0.10	0.42		(0.05)
Distributions from:
Net investment income	(0.35)	(0.25)	(0.17)	(0.21)		(0.17)
Net realized gain	—	—	—	—		—	(3)
Total distributions	(0.35)	(0.25)	(0.17)	(0.21)		(0.17)
Total increase (decrease) in net asset value	0.30	(0.28)	(0.07)	0.21		(0.22)
Net asset value, ending	$16.07	$15.77	$16.05	$16.12		$15.91
Total return (4)	4.16%	(0.16%)	0.66%	2.67%		(0.29%)
Ratios to average net assets: (5)
Total expenses	1.57%	1.59%	1.65%	1.72%		1.81%
Net expenses	1.55%	1.59%	1.65%	1.69%		1.81%
Net investment income	2.06%	1.55%	1.11%	1.30%	(2)	1.05%
Portfolio turnover	68%	80%	94%	147%		206%
Net assets, ending (in thousands)	$48,326	$78,228	$100,333	$130,665		$152,994

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Amount is less than ($0.005).
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

22 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.93	$16.20	$16.27	$16.05		$16.27
Income from investment operations:
Net investment income (1)	0.49	0.43	0.36	0.40	(2)	0.38
Net realized and unrealized gain (loss)	0.33	(0.29)	(0.07)	0.22		(0.22)
Total from investment operations	0.82	0.14	0.29	0.62		0.16
Distributions from:
Net investment income	(0.51)	(0.41)	(0.36)	(0.40)		(0.38)
Net realized gain	—	—	—	—		—	(3)
Total distributions	(0.51)	(0.41)	(0.36)	(0.40)		(0.38)
Total increase (decrease) in net asset value	0.31	(0.27)	(0.07)	0.22		(0.22)
Net asset value, ending	$16.24	$15.93	$16.20	$16.27		$16.05
Total return (4)	5.24%	0.91%	1.82%	3.91%		1.02%
Ratios to average net assets: (5)
Total expenses	0.56%	0.59%	0.53%	0.53%		0.50%
Net expenses	0.51%	0.52%	0.51%	0.52%		0.50%
Net investment income	3.06%	2.69%	2.23%	2.47%	(2)	2.37%
Portfolio turnover	68%	80%	94%	147%		206%
Net assets, ending (in thousands)	$1,298,581	$1,043,989	$359,176	$259,852		$284,839

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Amount is less than ($0.005).
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

CLASS R6 SHARES	Period Ended September 30, 2019 (1)
Net asset value, beginning	$15.90
Income from investment operations:
Net investment income (2)	0.33
Net realized and unrealized gain	0.34
Total from investment operations	0.67
Distributions from:
Net investment income	(0.33)
Total distributions	(0.33)
Total increase in net asset value	0.34
Net asset value, ending	$16.24
Total return (3)	4.25%	(4)
Ratios to average net assets: (5)
Total expenses	0.49%	(6)
Net expenses	0.46%	(6)
Net investment income	3.11%	(6)
Portfolio turnover	68%	(7)
Net assets, ending (in thousands)	$24,575

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2019.
See notes to financial statements.

24 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.50% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective, January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good

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faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$752,022,810	$—	$752,022,810
Asset-Backed Securities	—	410,292,324	—	410,292,324
U.S. Treasury Obligations	—	104,952,565	—	104,952,565
Collateralized Mortgage-Backed Obligations	—	140,083,819	—	140,083,819
Commercial Mortgage-Backed Securities	—	52,787,850	—	52,787,850
Sovereign Government Bonds	—	6,052,560	—	6,052,560
Floating Rate Loans	—	36,926,859	6,078	36,932,937
U.S. Government Agencies and Instrumentalities	—	2,516,998	—	2,516,998
Commercial Paper	—	75,478,679	—	75,478,679
Short Term Investment of Cash Collateral for Securities Loaned	4,332,158	—	—	4,332,158
Total Investments	$4,332,158	$1,581,114,464	$6,078	$1,585,452,700
Futures Contracts	$427,320	$—	$—	$427,320
Total	$4,759,478	$1,581,114,464	$6,078	$1,585,880,020

Liabilities
Futures Contracts	$(1,558,818)	$—	$—	$(1,558,818)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C. Share Class Accounting: Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D. Floating Rate Loans: The Fund may invest in direct debt instruments which, are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of

26 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. Prior to February 1, 2019, distributions from net investment income were declared monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, as amended effective February 1, 2019, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.28% on the first $750 million and 0.275% over $750 million. Prior to February 1, 2019, CRM received a fee at the following annual rates of the Fund’s average daily net assets: 0.35% on the first $750 million, 0.325% on the next $750

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 27

million, 0.30% on the next $2 billion, and 0.275% over $3.5 billion. For the year ended September 30, 2019, the investment advisory fee amounted to $4,354,571 or 0.30% of the Fund’s average daily net assets.
CRM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.76%, 1.51%, 0.51% (0.88%, 1.64% and 0.52% prior to February 1, 2019) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, and 0.46% of the Fund’s average daily net assets for Class R6. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $590,369.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $1,758,847.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $625,897 and $620,704 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $29,026 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Fund was also informed that EVD received $715 and $2,445 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $71,641 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000 and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $35,957, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities and paydowns, were $783,010,368 and $781,761,126, respectively. Purchases and sales of U.S. government and agency securities were $304,453,381 and $154,407,476, respectively.

28 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$45,400,029	$33,512,303
During the year ended September 30, 2019, distributable earnings was increased by $524,676 and paid-in capital was decreased by $524,676 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$612,743
Deferred capital losses	($11,922,397)
Net unrealized appreciation (depreciation)	$16,887,877
Distributions payable	($612,743)
At September 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $11,922,397 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $6,094,687 are short-term and $5,827,710 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,568,564,823
Gross unrealized appreciation	$18,790,839
Gross unrealized depreciation	(1,902,962)
Net unrealized appreciation (depreciation)	$16,887,877
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2019 is included in the Schedule of Investments. During the year ended September 30, 2019, the Fund used futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.
At September 30, 2019, the aggregate fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Assets		Liabilities
Futures contracts	$427,320	(1)	($1,558,818)	(1)

(1) Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 29

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$3,866,410	($1,083,590)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2019 was approximately $335,695,000 and $29,161,000, respectively.
NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan, including accrued interest, was $8,789,609 and the total value of collateral received was $8,961,653, comprised of cash of $4,332,158 and U.S. government and/or agencies securities of $4,629,495.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$8,961,653	$—	$—	$—	$8,961,653
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.

30 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.

NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,283,710	$68,199,605	3,310,413	$52,783,224
Reinvestment of distributions	415,446	6,613,554	382,065	6,078,444
Shares redeemed	(6,487,358)	(103,230,367)	(8,327,914)	(132,714,184)
Converted from Class C	1,017,682	16,164,056	—	—
Net decrease	(770,520)	($12,253,152)	(4,635,436)	($73,852,516)

Class C
Shares sold	457,815	$7,263,061	352,347	$5,600,636
Reinvestment of distributions	65,190	1,031,795	67,361	1,067,208
Shares redeemed	(1,455,200)	(23,052,198)	(1,711,426)	(27,189,452)
Converted to Class A	(1,021,893)	(16,164,056)	—	—
Net decrease	(1,954,088)	($30,921,398)	(1,291,718)	($20,521,608)

Class I
Shares sold	39,575,354	$634,478,163	28,274,059	$452,813,812
Reinvestment of distributions	1,884,045	30,216,112	1,274,008	20,367,344
Shares redeemed	(27,048,260)	(432,761,653)	(20,786,019)	(333,048,299)
Converted from Class Y	—	—	34,595,841	558,812,786
Net increase	14,411,139	$231,932,622	43,357,889	$698,945,643

Class R6 (1)
Shares sold	1,658,079	$26,770,111	—	$—
Reinvestment of distributions	11,669	188,639	—	—
Shares redeemed	(156,734)	(2,545,359)	—	—
Net increase	1,513,014	$24,413,391	—	$—

Class Y (2)
Shares sold	—	$—	2,515,662	$40,835,162
Reinvestment of distributions	—	—	105,306	1,706,229
Shares redeemed	—	—	(1,950,630)	(31,665,025)
Converted to Class I	—	—	(34,499,727)	(558,812,786)
Net decrease	—	$—	(33,829,389)	($547,936,420)

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Short Duration Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

32 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 33

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

34 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 35

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

36 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT SHORT DURATION INCOME FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24179 9.30.19

Calvert Long-Term Income Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Federal Tax Information
26	Management and Organization
28	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
During the 12-month period ended September 30, 2019, investors witnessed a dramatic turnaround in U.S. fixed-income markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.
The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
As a whole, the 12-month period ended September 30, 2019, was marked by strong performance across U.S. bond markets. As investors searched for yield in an ongoing low interest-rate environment, lower-rated6 investment-grade bonds generally outperformed higher-rated investment-grade bonds, while longer-duration7 issues outperformed shorter-duration issues during the period. In addition, the Bloomberg Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. bond market, returned 10.30%, outperforming the 4.25%

return of the S&P 500® Index, a broad measure of the U.S. stock market.
U.S. investment-grade corporate bonds, driven by continued strength in the U.S. economy, were among the best-performing bond asset classes during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 13.00%. Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index returning 6.30% during the period.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert Long-Term Income Fund (the Fund) returned 18.81% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays Long U.S. Credit Index (the Index), which returned 19.91%.
The Fund’s shorter-than-Index duration was the largest detractor from performance relative to the Index as short-term interest rates declined toward the end of the period. Security selection ─ especially among investment-grade corporate bonds ─ was a leading contributor to relative performance.
As interest rates fell toward the end of the period, the prices of the Fund’s shorter-duration holdings rose less than securities with longer durations. The Fund’s sector allocation further detracted from performance during the period. In particular, out-of-Index allocations to asset-backed securities, U.S. Treasury Inflation-Protected Securities (TIPS), and U.S. Treasurys weighed on performance. An overweight position in cash also detracted.
Although the Fund’s overall sector allocation detracted from Index-relative performance, its out-of-Index allocation to high yield securities enhanced relative performance. The Fund’s yield curve8 position ─ the yield difference between corporate bonds and U.S. Treasurys of similar maturities ─ also contributed to Index-relative returns during the period. The use of derivatives contributed to relative performance versus the Index.
The Fund’s shorter-than-Index duration was intended to position the Fund for yield curve steepening, reflecting management’s belief that inflation may have trended higher during the period. With respect to investment-grade credit, the Fund held a mostly conservative stance during the period given the relatively late stage of the credit cycle. Specifically, at period end, the Fund had a shorter-than-Index spread duration9 and emphasized relatively high quality securities.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/31/2004	12/31/2004	18.81%	5.85%	6.58%
Class A with 3.75% Maximum Sales Charge	—	—	14.32	5.05	6.17
Class I at NAV	01/30/2015	12/31/2004	19.14	6.28	6.79

Bloomberg Barclays Long U.S. Credit Index	—	—	19.91%	6.90%	7.78%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.13%	0.89%
Net				0.92	0.67

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	09/30/2009	$482,607	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	83.9%
U.S. Treasury Obligations	9.2%
Asset-Backed Securities	4.3%
Taxable Municipal Obligations	2.6%
Floating Rate Loans	0.0%	*
Total	100.0%

* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays Long U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity greater than ten years. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[7]
Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

9 Spread duration is an estimate of how much the price of a specific bond will move when the spread of that bond - the yield difference between that bond and a government bond of similar maturity - changes.

Fund profile subject to change due to active management.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19- 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,116.50	$4.88**	0.92%
Class I	$1,000.00	$1,117.10	$3.56**	0.67%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.46	$4.66**	0.92%
Class I	$1,000.00	$1,021.71	$3.40**	0.67%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT LONG-TERM INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 81.0%
Basic Materials - 0.7%
Sherwin-Williams Co. (The), 4.50%, 6/1/47	500,000	561,969

Communications - 8.8%
AT&T, Inc.:
4.75%, 5/15/46	1,310,000	1,456,024
4.90%, 6/15/42	435,000	486,421
CBS Corp.:
2.90%, 1/15/27	200,000	198,480
4.90%, 8/15/44	325,000	365,900
Comcast Corp., 4.25%, 1/15/33	305,000	351,488
CommScope Technologies LLC, 6.00%, 6/15/25 (1)	200,000	181,500
Crown Castle Towers LLC, 3.663%, 5/15/45 (1)	487,000	511,229
NBCUniversal Media LLC, 4.45%, 1/15/43	1,200,000	1,398,690
Verizon Communications, Inc.:
3.875%, 2/8/29	120,000	131,901
4.862%, 8/21/46	1,475,000	1,806,126
5.50%, 3/16/47	425,000	562,041
		7,449,800

Consumer, Cyclical - 6.6%
Aptiv plc, 5.40%, 3/15/49	107,000	122,644
Azul Investments LLP, 5.875%, 10/26/24 (1)	265,000	265,331
Best Buy Co., Inc., 4.45%, 10/1/28	448,000	487,118
Ford Motor Co., 6.625%, 10/1/28	700,000	770,310
Ford Motor Credit Co. LLC, 4.542%, 8/1/26	209,000	209,203
Home Depot, Inc. (The):
3.50%, 9/15/56	460,000	489,682
4.40%, 3/15/45	365,000	441,101
Nordstrom, Inc., 5.00%, 1/15/44	605,000	564,509
Starbucks Corp., 3.75%, 12/1/47	332,000	343,501
Tapestry, Inc., 4.125%, 7/15/27	832,000	849,263
Whirlpool Corp., 4.50%, 6/1/46	200,000	207,964
Wyndham Destinations, Inc., 5.75%, 4/1/27	769,000	833,404
		5,584,030

Consumer, Non-cyclical - 7.3%
AbbVie, Inc., 4.30%, 5/14/36	420,000	444,381
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	190,000	193,528
CVS Health Corp.:
3.25%, 8/15/29	800,000	806,033
4.30%, 3/25/28	618,000	668,995

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
5.05%, 3/25/48	850,000	968,171
CVS Pass-Through Trust, 6.036%, 12/10/28	213,774	240,636
Grupo Bimbo SAB de CV, 4.875%, 6/27/44 (1)	500,000	543,773
Kaiser Foundation Hospitals, 3.15%, 5/1/27	319,000	336,368
Kraft Heinz Foods Co.:
4.375%, 6/1/46	825,000	784,614
5.20%, 7/15/45	250,000	263,368
Kroger Co. (The), 3.875%, 10/15/46	415,000	396,882
Massachusetts Institute of Technology, 3.959%, 7/1/38	250,000	292,447
Zoetis, Inc., 4.70%, 2/1/43	210,000	252,410
		6,191,606

Energy - 1.2%
National Oilwell Varco, Inc., 3.95%, 12/1/42	575,000	528,493
Oceaneering International, Inc., 4.65%, 11/15/24	554,000	523,530
		1,052,023

Financial - 33.0%
Athene Holding Ltd., 4.125%, 1/12/28	1,004,000	1,033,385
Banco Santander SA, 3.80%, 2/23/28 (2)	340,000	356,553
Bank of America Corp.:
3.824% to 1/20/27, 1/20/28 (3)	1,875,000	2,016,543
5.875% to 3/15/28 (3)(4)	450,000	487,575
6.10% to 3/17/25 (2)(3)(4)	350,000	382,625
Bank of Montreal, 3.803% to 12/15/27, 12/15/32 (2)(3)	1,322,000	1,372,276
BBVA Bancomer SA, 5.125% to 1/17/28, 1/18/33 (1)(3)	670,000	640,687
Brookfield Finance, Inc., 4.70%, 9/20/47	700,000	768,930
Brown & Brown, Inc., 4.50%, 3/15/29	450,000	490,665
Capital One Financial Corp.:
3.75%, 7/28/26	865,000	900,381
4.20%, 10/29/25	200,000	213,320
Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27 (2)(3)(4)	450,000	458,559
Chubb INA Holdings, Inc., 4.15%, 3/13/43	250,000	295,838
Citigroup, Inc.:
3.668% to 7/24/27, 7/24/28 (3)	211,000	223,503
3.887% to 1/10/27, 1/10/28 (3)	1,770,000	1,895,584
4.125%, 7/25/28	270,000	290,935
4.65%, 7/23/48	210,000	257,383
6.25% to 8/15/26 (3)(4)	175,000	195,056
Citizens Financial Group, Inc., 4.30%, 12/3/25	590,000	631,433
Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34 (1)(3)	288,000	288,792
Credit Acceptance Corp., 7.375%, 3/15/23	160,000	166,400
Crown Castle International Corp., 4.75%, 5/15/47	525,000	611,118

8 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Digital Realty Trust LP:
3.70%, 8/15/27	490,000	514,738
4.75%, 10/1/25	415,000	456,906
Discover Bank, 4.682% to 8/9/23, 8/9/28 (3)	289,000	302,408
EPR Properties:
3.75%, 8/15/29	1,000,000	1,001,426
4.95%, 4/15/28	670,000	730,621
Goldman Sachs Group, Inc. (The), 3.691% to 6/5/27, 6/5/28 (3)	892,000	937,224
Iron Mountain, Inc.:
4.875%, 9/15/29 (1)	129,000	131,296
5.25%, 3/15/28 (1)	37,000	38,433
JPMorgan Chase & Co., 2.739% to 10/15/29, 10/15/30 (3)	219,000	217,948
KKR Group Finance Co. VI, LLC, 3.75%, 7/1/29 (1)	797,000	841,147
MetLife, Inc.:
4.05%, 3/1/45	325,000	364,158
5.70%, 6/15/35	175,000	236,394
Morgan Stanley:
3.591% to 7/22/27, 7/22/28 (3)	1,880,000	1,984,526
4.375%, 1/22/47	265,000	311,999
Nationwide Building Society:
3.96% to 7/18/29, 7/18/30 (1)(3)	404,000	422,462
4.125% to 10/18/27, 10/18/32 (1)(3)	600,000	598,446
Principal Financial Group, Inc.:
3.70%, 5/15/29	380,000	409,926
4.625%, 9/15/42	450,000	531,237
Prudential Financial, Inc.:
3.935%, 12/7/49	484,000	523,755
4.60%, 5/15/44	200,000	233,856
Radian Group, Inc., 4.875%, 3/15/27	735,000	746,025
Simon Property Group LP, 4.25%, 11/30/46	255,000	295,051
Synchrony Financial:
3.95%, 12/1/27	700,000	718,354
5.15%, 3/19/29	325,000	360,812
UniCredit SpA, 5.861% to 6/19/27, 6/19/32 (1)(2)(3)	450,000	464,326
Westpac Banking Corp., 4.11% to 7/24/29, 7/24/34 (3)	468,000	488,536
WP Carey, Inc., 3.85%, 7/15/29	216,000	228,807
		28,068,358

Industrial - 7.7%
AP Moller - Maersk A/S, 4.50%, 6/20/29 (1)	465,000	492,053
Jabil, Inc., 3.95%, 1/12/28	1,085,000	1,097,556
Johnson Controls International plc, 4.625%, 7/2/44	550,000	599,176
nVent Finance S.a.r.l., 4.55%, 4/15/28	750,000	784,115

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Owens Corning:
3.95%, 8/15/29	531,000	541,111
4.40%, 1/30/48	300,000	276,837
PerkinElmer, Inc., 3.30%, 9/15/29	415,000	415,457
Trimble, Inc., 4.90%, 6/15/28	526,000	571,299
Valmont Industries, Inc., 5.00%, 10/1/44	685,000	723,032
Wabtec Corp., 4.95%, 9/15/28	515,000	568,807
Xylem, Inc., 4.375%, 11/1/46	475,000	527,488
		6,596,931

Technology - 7.1%
Apple, Inc., 3.45%, 2/9/45	350,000	373,104
Broadridge Financial Solutions, Inc., 3.40%, 6/27/26	450,000	466,820
Dell International LLC / EMC Corp., 8.35%, 7/15/46 (1)	190,000	250,808
DXC Technology Co., 4.75%, 4/15/27 (2)	1,450,000	1,518,092
Marvell Technology Group Ltd., 4.875%, 6/22/28	575,000	639,276
Oracle Corp.:
4.00%, 7/15/46	280,000	313,533
4.125%, 5/15/45	500,000	567,300
Seagate HDD Cayman:
4.875%, 6/1/27	1,030,000	1,064,543
5.75%, 12/1/34	440,000	448,685
Western Digital Corp., 4.75%, 2/15/26 (2)	376,000	387,750
		6,029,911

Utilities - 8.6%
American Water Capital Corp.:
3.75%, 9/1/47	890,000	954,584
4.00%, 12/1/46	500,000	551,542
Avangrid, Inc., 3.80%, 6/1/29	822,000	884,056
CMS Energy Corp., 3.00%, 5/15/26	500,000	513,243
Consolidated Edison Co. of New York, Inc.:
4.00%, 11/15/57	420,000	456,328
4.30%, 12/1/56	260,000	298,353
Enel Finance International NV, 3.625%, 5/25/27 (1)	573,000	595,247
MidAmerican Energy Co., 4.25%, 7/15/49	700,000	844,330
NextEra Energy Operating Partners LP, 4.50%, 9/15/27 (1)	620,000	636,275
Public Service Co. of Colorado, 3.20%, 3/1/50	1,350,000	1,376,898
Terraform Global Operating LLC, 6.125%, 3/1/26 (1)	225,000	231,750
		7,342,606

Total Corporate Bonds (Cost $64,878,300)		68,877,234

10 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 8.9%
U.S. Treasury Bonds:
2.875%, 5/15/49	1,815,000	2,119,013
3.00%, 8/15/48	1,300,000	1,547,508
3.00%, 2/15/49	1,450,000	1,730,598
3.50%, 2/15/39	405,000	507,808
U.S. Treasury Inflation-Protected Note, 0.75%, 7/15/28 (5)	1,599,540	1,682,565

Total U.S. Treasury Obligations (Cost $6,947,215)		7,587,492

ASSET-BACKED SECURITIES - 4.1%
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (1)	381,225	393,037
DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47 (1)	417,563	433,100
FOCUS Brands Funding LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47 (1)	439,875	460,066
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (1)	500,000	521,311
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (1)	277,550	283,183
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.75% to 4/15/24, 5/17/32 (1)(6)	188,083	195,900
Wendy’s Funding LLC, Series 2015-1A, Class A23, 4.497%, 6/15/45 (1)	1,152,000	1,202,798

Total Asset-Backed Securities (Cost $3,354,984)		3,489,395

TAXABLE MUNICIPAL OBLIGATIONS - 2.5%

General Obligations - 1.6%
Massachusetts, Green Bonds, 3.277%, 6/1/46	1,300,000	1,352,052

Water and Sewer - 0.9%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	555,000	785,158

Total Taxable Municipal Obligations (Cost $1,948,743)		2,137,210

FLOATING RATE LOANS (7) - 0.0% (8)

Financial - 0.0% (8)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (9)(10)(11)	4,817	76

Total Floating Rate Loans (Cost $4,817)		76

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	716,480	716,480

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $716,480)		716,480

TOTAL INVESTMENTS (Cost $77,850,539) - 97.4%		82,807,887
Other assets and liabilities, net - 2.6%		2,202,943
NET ASSETS - 100.0%		85,010,830

NOTES TO SCHEDULE OF INVESTMENTS
(1) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $10,622,950, which represents 12.5% of the net assets of the Fund as of September 30, 2019.

(2) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $3,147,069.
(3) Security converts to variable rate after the indicated fixed-rate coupon period.
(4) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(5) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(6) Step coupon security. The interest rate disclosed is that which is in effect on September 30, 2019.
(7) Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(8) Amount is less than 0.05%.
(9) Restricted security. Total market value of restricted securities amounts to $76, which represents less than 0.05% of the net assets of the Fund as of September 30, 2019.
(10) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(11) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 10-Year Treasury Note	7	12/19/19	$912,188	($7,888)
U.S. Ultra-Long Treasury Bond	63	12/19/19	12,090,094	(153,457)
Total Long				($161,345)
Short:
U.S. Ultra 10-Year Treasury Note	(42)	12/19/19	($5,981,063)	$67,791

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	4,817
See notes to financial statements.

12 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $77,850,539) - including $3,147,069 of securities on loan	$82,807,887
Receivable for variation margin on open futures contracts	4,676
Cash	1,721,315
Receivable for investments sold	266,831
Receivable for capital shares sold	102,349
Interest receivable	771,686
Securities lending income receivable	521
Receivable from affiliate	6,188
Deposits at broker for futures contracts	261,520
Trustees’ deferred compensation plan	50,366
Other assets	3,324
Total assets	85,996,663

LIABILITIES
Payable for capital shares redeemed	102,972
Distributions payable	6,378
Deposits for securities loaned	716,480
Payable to affiliates:
Investment advisory fee	27,494
Administrative fee	8,248
Distribution and service fees	10,413
Sub-transfer agency fee	3,171
Trustees’ deferred compensation plan	50,366
Accrued expenses	60,311
Total liabilities	985,833
NET ASSETS	$85,010,830

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$80,940,330
Distributable earnings	4,070,500
Total	$85,010,830

NET ASSET VALUE PER SHARE
Class A (based on net assets of $51,708,532 and 2,802,628 shares outstanding)	$18.45
Class I (based on net assets of $33,302,298 and 1,802,801 shares outstanding)	$18.47

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$19.17
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 13

CALVERT LONG-TERM INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Interest income	$2,754,699
Securities lending income, net	6,050
Total investment income	2,760,749

EXPENSES
Investment advisory fee	261,596
Administrative fee	78,479
Distribution and service fees:
Class A	111,853
Trustees’ fees and expenses	3,926
Custodian fees	20,772
Transfer agency fees and expenses	93,040
Accounting fees	14,087
Professional fees	30,502
Registration fees	48,345
Reports to shareholders	11,518
Miscellaneous	16,179
Total expenses	690,297
Waiver and/or reimbursement of expenses by affiliate	(147,796)
Reimbursement of expenses-other	(1,620)
Net expenses	540,881
Net investment income	2,219,868

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	(330,517)
Futures contracts	1,268,461
937,944

Net change in unrealized appreciation (depreciation) on:
Investment securities	7,887,450
Futures contracts	336,392
8,223,842

Net realized and unrealized gain	9,161,786

Net increase in net assets resulting from operations	$11,381,654
See notes to financial statements.

14 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$2,219,868	$2,781,219
Net realized gain (loss)	937,944	(380,414)
Net change in unrealized appreciation (depreciation)	8,223,842	(4,830,510)
Net increase (decrease) in net assets resulting from operations	11,381,654	(2,429,705)

Distributions to shareholders:
Class A shares	(1,527,698)	(1,990,097)
Class I shares	(730,644)	(744,788)
Total distributions to shareholders	(2,258,342)	(2,734,885)

Capital share transactions:
Class A shares	(1,374,505)	(29,558,703)
Class I shares	11,040,111	7,761,913
Net increase (decrease) in net assets from capital share transactions	9,665,606	(21,796,790)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,788,918	(26,961,380)

NET ASSETS
Beginning of year	66,221,912	93,183,292
End of year	$85,010,830	$66,221,912

See notes to financial statements.

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CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$16.07	$17.10	$18.22	$16.59	$17.21
Income from investment operations:
Net investment income (1)	0.56	0.55	0.53	0.49	0.47
Net realized and unrealized gain (loss)	2.39	(1.03)	(0.49)	1.63	(0.23)
Total from investment operations	2.95	(0.48)	0.04	2.12	0.24
Distributions from:
Net investment income	(0.57)	(0.55)	(0.53)	(0.49)	(0.48)
Net realized gain	—	—	(0.63)	—	(0.38)
Total distributions	(0.57)	(0.55)	(1.16)	(0.49)	(0.86)
Total increase (decrease) in net asset value	2.38	(1.03)	(1.12)	1.63	(0.62)
Net asset value, ending	$18.45	$16.07	$17.10	$18.22	$16.59
Total return (2)	18.81%	(2.83%)	0.63%	13.00%	1.25%
Ratios to average net assets: (3)
Total expenses	1.14%	1.13%	1.12%	1.15%	1.29%
Net expenses	0.92%	0.92%	1.02%	1.12%	1.25%
Net investment income	3.33%	3.31%	3.14%	2.83%	2.74%
Portfolio turnover	43%	51%	86%	244%	290%
Net assets, ending (in thousands)	$51,709	$47,010	$80,060	$89,470	$78,792

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

16 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,				Period Ended September 30,
CLASS I SHARES	2019	2018	2017	2016	2015(1)
Net asset value, beginning	$16.08	$17.11	$18.22	$16.59	$18.35
Income from investment operations:
Net investment income (2)	0.60	0.62	0.61	0.59	0.40
Net realized and unrealized gain (loss)	2.41	(1.05)	(0.48)	1.63	(1.79)
Total from investment operations	3.01	(0.43)	0.13	2.22	(1.39)
Distributions from:
Net investment income	(0.62)	(0.60)	(0.61)	(0.59)	(0.37)
Net realized gain	—	—	(0.63)	—	—
Total distributions	(0.62)	(0.60)	(1.24)	(0.59)	(0.37)
Total increase (decrease) in net asset value	2.39	(1.03)	(1.11)	1.63	(1.76)
Net asset value, ending	$18.47	$16.08	$17.11	$18.22	$16.59
Total return (3)	19.14%	(2.57%)	1.17%	13.65%	(7.60%)
Ratios to average net assets: (4)
Total expenses	0.87%	0.89%	0.93%	19.58%	167.76%	(5)
Net expenses	0.63%	0.55%	0.55%	0.55%	0.55%	(5)
Net investment income	3.53%	3.72%	3.60%	3.36%	3.57%	(5)
Portfolio turnover	43%	51%	86%	244%	290%
Net assets, ending (in thousands)	$33,302	$19,212	$13,124	$298	$25

(1) From January 30, 2015 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(5) Annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Long-Term Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may

18 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$68,877,234	$—	$68,877,234
U.S. Treasury Obligations	—	7,587,492	—	7,587,492
Asset-Backed Securities	—	3,489,395	—	3,489,395
Taxable Municipal Obligations	—	2,137,210	—	2,137,210
Floating Rate Loans	—	—	76	76
Short Term Investment of Cash Collateral for Securities Loaned	716,480	—	—	716,480
Total Investments	$716,480	$82,091,331	$76	$82,807,887
Futures Contracts	$67,791	$—	$—	$67,791
Total	$784,271	$82,091,331	$76	$82,875,678

Liabilities
Futures Contracts	$(161,345)	$—	$—	$(161,345)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C. Share Class Accounting: Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class.
D. Floating Rate Loans: The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 19 market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. Prior to February 1, 2019, distributions from net investment income were declared monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.40% of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $261,596.
CRM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.92% and 0.67% (0.92% and 0.55% prior to February 1, 2019) of the Fund’s average daily net assets for Class A and Class I, respectively. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $147,796.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $78,479.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal

20 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $111,853 for Class A shares.
The Fund was informed that EVD received $5,680 as its portion of the sales charge on sales of Class A shares and less than $100 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2019.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $13,632 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $1,620, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns, were $24,194,761 and $21,093,818, respectively. Purchases and sales of U.S. government and agency securities were $13,212,520 and $6,562,234, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$2,258,342	$2,734,885
During the year ended September 30, 2019, distributable earnings was increased by $32,240 and paid-in capital was decreased by $32,240 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$6,378
Deferred capital losses	($879,785)
Net unrealized appreciation (depreciation)	$4,950,285
Distributions payable	($6,378)
At September 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $879,785 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 21 day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $879,785 are short-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$77,857,602
Gross unrealized appreciation	$5,091,056
Gross unrealized depreciation	(140,771)
Net unrealized appreciation (depreciation)	$4,950,285
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2019 is included in the Schedule of Investments. During the year ended September 30, 2019, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Assets	Liabilities
Futures contracts	$67,791*	$161,345*

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$1,268,461	$336,392
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2019 was approximately $12,325,000 and $5,227,000, respectively.
NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan, including accrued interest, was $3,187,707 and the total value of collateral received was $3,265,318, comprised of cash of $716,480 and U.S. government and/or agencies securities of $2,548,838.

22 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$3,265,318	$—	$—	$—	$3,265,318
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	772,687	$13,479,453	1,237,080	$20,900,728
Reinvestment of distributions	84,864	1,421,325	111,731	1,850,325
Shares redeemed	(980,744)	(16,275,283)	(3,103,934)	(52,309,756)
Net decrease	(123,193)	($1,374,505)	(1,755,123)	($29,558,703)

Class I
Shares sold	1,362,909	$23,630,908	1,530,636	$26,064,343
Reinvestment of distributions	42,852	729,792	44,750	738,086
Shares redeemed	(797,563)	(13,320,589)	(1,147,919)	(19,040,516)
Net increase	608,198	$11,040,111	427,467	$7,761,913

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Long-Term Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

24 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 25

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

26 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 27

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

28 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT LONG-TERM INCOME FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24181 9.30.19

Calvert Ultra-Short Duration Income Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Federal Tax Information
28	Management and Organization
30	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
During the 12-month period ended September 30, 2019, investors witnessed a dramatic turnaround in U.S. fixed-income markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.
The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
As a whole, the 12-month period ended September 30, 2019, was marked by strong performance across U.S. bond markets. As investors searched for yield in an ongoing low interest-rate environment, lower-rated6 investment-grade bonds generally outperformed higher-rated investment-grade bonds, while longer-duration7 issues outperformed shorter-duration issues during the period. In addition, the Bloomberg

Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. bond market, returned 10.30%, outperforming the 4.25% return of the S&P 500® Index, a broad measure of the U.S. stock market.
U.S. investment-grade corporate bonds, driven by continued strength in the U.S. economy, were among the best-performing bond asset classes during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 13.00%. Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index returning 6.30% during the period.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert Ultra-Short Duration Income Fund (the Fund) returned 2.46% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays 9-12 Months Short Treasury Index (the Index), which returned 3.00%.
The Fund’s shorter-than-Index duration was a leading detractor from returns relative to the Index during the period, as short-term interest rates declined in 2019.
The Fund’s allocations to investment-grade corporate securities contributed to Index-relative returns during the period. The Fund’s out-of-Index allocations to securitized assets, including asset-backed securities, commercial mortgage-backed securities, and mortgage-backed securities, enhanced performance during the period. An out-of-Index allocation to bank loans and high-yield securities also enhanced returns during the period.
The Fund’s yield curve8 positioning also aided Index-relative performance. Throughout the period, the Fund continued to favor exposure to floating rate securities.
At period-end, against the backdrop of multiple market and geopolitical uncertainties ─ international trade tensions, Brexit, and the U.S. impeachment inquiry, among others ─ the Fund had an underweight duration. Following the Fed’s announcement in December 2018 that it would be backing away from interest-rate hikes in 2019, the Fund positioned its portfolio for a steepening of the yield curve.
With respect to investment-grade credit, the Fund had a lower-than-Index spread duration9 and a focus on higher quality credit by period-end given the relatively late stage of the credit cycle.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/2006	10/31/2006	2.46%	1.45%	1.48%
Class I at NAV	01/31/2014	10/31/2006	2.75	1.78	1.66
Class R6 at NAV	10/03/2017	10/31/2006	2.76	1.79	1.67

Bloomberg Barclays 9-12 Months Short Treasury Index	—	—	3.00%	1.16%	0.78%

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class R6
Gross			0.77%	0.53%	0.48%
Net			0.72	0.47	0.43

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	09/30/2009	$294,712	N.A.
Class R6	$1,000,000	09/30/2009	$1,179,846	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	40.0%
Asset-Backed Securities	26.7%
Commercial Paper	11.4%
Collateralized Mortgage-Backed Obligations	10.8%
U.S. Treasury Obligations	5.5%
Commercial Mortgage-Backed Securities	4.1%
Floating Rate Loans	1.5%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays 9-12 Months Short Treasury Index measures the performance of U.S. Treasury bills, notes, and bonds with a maturity between nine and twelve months. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns reflect the elimination of the Class A front-end sales charge effective August 19, 2019. Total Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[7]
Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

9 Spread duration is an estimate of how much the price of a specific bond will move when the spread of that bond - the yield difference between that bond and a government bond of similar maturity - changes.

Fund profile subject to change due to active management.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,013.20	$3.63**	0.72%
Class I	$1,000.00	$1,014.40	$2.37**	0.47%
Class R6	$1,000.00	$1,015.70	$2.17**	0.43%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.46	$3.65**	0.72%
Class I	$1,000.00	$1,022.71	$2.38**	0.47%
Class R6	$1,000.00	$1,022.91	$2.18**	0.43%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT ULTRA-SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 39.7%
Communications - 1.4%
Comcast Corp., 2.759%, (3 mo. USD LIBOR + 0.44%), 10/1/21 (1)	4,784,000	4,800,247
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (2)	500,000	503,125
Verizon Communications, Inc., 3.119%, (3 mo. USD LIBOR + 1.00%), 3/16/22 (1)	8,132,000	8,257,249
		13,560,621

Consumer, Cyclical - 8.1%
American Airlines Pass-Through Trust:
5.60%, 7/15/20 (2)	7,752,095	7,886,206
5.625%, 1/15/21 (2)	6,263,886	6,409,834
Daimler Finance North America LLC, 2.837%, (3 mo. USD LIBOR + 0.55%), 5/4/21 (1)(2)	5,000,000	4,998,690
Ford Motor Credit Co. LLC:
2.922%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (1)	19,690,000	19,657,845
3.065%, (3 mo. USD LIBOR + 0.93%), 9/24/20 (1)	1,785,000	1,785,252
3.099%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (1)	900,000	889,721
3.217%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (1)	12,000,000	12,000,863
3.22%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (1)	3,140,000	3,087,501
Hyundai Capital America, 3.243%, (3 mo. USD LIBOR + 0.94%), 7/8/21 (1)(2)	2,970,000	2,974,214
Lennar Corp., 4.50%, 11/15/19	6,215,000	6,222,769
Marriott International, Inc.:
Series Y, 2.738%, (3 mo. USD LIBOR + 0.60%), 12/1/20 (1)(3)	4,950,000	4,967,332
2.752%, (3 mo. USD LIBOR + 0.65%), 3/8/21 (1)	4,949,000	4,968,475
		75,848,702

Consumer, Non-cyclical - 5.0%
Becton Dickinson and Co., 2.979%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (1)	17,800,000	17,806,269
Conagra Brands, Inc., 3.028%, (3 mo. USD LIBOR + 0.75%), 10/22/20 (1)	7,850,000	7,851,706
CVS Health Corp., 2.822%, (3 mo. USD LIBOR + 0.72%), 3/9/21 (1)	11,460,000	11,518,508
Kraft Heinz Foods Co.:
2.751%, (3 mo. USD LIBOR + 0.57%), 2/10/21 (1)	7,120,000	7,106,601
3.001%, (3 mo. USD LIBOR + 0.82%), 8/10/22 (1)	3,000,000	3,004,820
		47,287,904

Financial - 18.7%
Ally Financial, Inc., 4.125%, 3/30/20	3,724,000	3,756,585
Athene Global Funding:
3.418%, (3 mo. USD LIBOR + 1.14%), 4/20/20 (1)(2)	4,450,000	4,474,594
3.562%, (3 mo. USD LIBOR + 1.23%), 7/1/22 (1)(2)	8,800,000	8,906,359
Banco Santander SA, 3.238%, (3 mo. USD LIBOR + 1.09%), 2/23/23 (1)	3,330,000	3,332,857

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Bank of America Corp.:
2.639%, (3 mo. USD LIBOR + 0.38%), 1/23/22 (1)	2,733,000	2,733,189
2.938%, (3 mo. USD LIBOR + 0.66%), 7/21/21 (1)	14,950,000	14,993,087
2.969%, (3 mo. USD LIBOR + 0.65%), 10/1/21 (1)	4,500,000	4,514,518
3.458%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (1)	4,000,000	4,053,351
Bank of America NA, 2.587%, (3 mo. USD LIBOR + 0.32%), 7/26/21 (1)	18,650,000	18,662,758
Capital One Financial Corp., 2.986%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (1)	7,084,000	7,063,795
Capital One NA:
3.007%, (3 mo. USD LIBOR + 0.82%), 8/8/22 (1)	4,380,000	4,394,176
3.416%, (3 mo. USD LIBOR + 1.15%), 1/30/23 (1)	5,430,000	5,470,975
Citibank NA, 2.829%, (3 mo. USD LIBOR + 0.57%), 7/23/21 (1)	10,000,000	10,059,797
Citigroup, Inc.:
3.172%, (3 mo. USD LIBOR + 1.07%), 12/8/21 (1)	6,900,000	6,986,107
3.456%, (3 mo. USD LIBOR + 1.19%), 8/2/21 (1)	3,465,000	3,512,030
Credit Agricole Corporate & Investment Bank SA, 2.957%, (3 mo. USD LIBOR + 0.625%), 10/3/21 (1)	3,474,000	3,480,968
Goldman Sachs Group, Inc. (The), 2.83%, (3 mo. USD LIBOR + 0.73%), 12/27/20 (1)	11,873,000	11,885,151
Marsh & McLennan Cos., Inc., 3.304%, (3 mo. USD LIBOR + 1.20%), 12/29/21 (1)	1,342,000	1,344,715
Morgan Stanley:
2.731%, (3 mo. USD LIBOR + 0.55%), 2/10/21 (1)	21,877,000	21,897,871
3.018%, (SOFR + 0.83%), 6/10/22 (1)	7,000,000	7,021,959
Synchrony Bank, 2.729%, (3 mo. USD LIBOR + 0.625%), 3/30/20 (1)	2,800,000	2,801,446
Synchrony Financial, 3.517%, (3 mo. USD LIBOR + 1.23%), 2/3/20 (1)	15,154,000	15,187,297
Westpac Banking Corp.:
2.814%, (3 mo. USD LIBOR + 0.71%), 6/28/22 (1)(3)	5,000,000	5,035,805
2.911%, (3 mo. USD LIBOR + 0.57%), 1/11/23 (1)	3,500,000	3,506,019
		175,075,409

Industrial - 0.8%
Wabtec Corp., 3.419%, (3 mo. USD LIBOR + 1.30%), 9/15/21 (1)	7,496,000	7,496,264

Technology - 4.4%
CA, Inc., 5.375%, 12/1/19	979,000	983,740
DXC Technology Co., 3.082%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (1)	22,541,000	22,534,368
EMC Corp., 2.65%, 6/1/20	737,000	737,345
Hewlett Packard Enterprise Co.:
2.807%, (3 mo. USD LIBOR + 0.68%), 3/12/21 (1)	3,011,000	3,017,894
3.009%, (3 mo. USD LIBOR + 0.72%), 10/5/21 (1)	14,170,000	14,171,369
		41,444,716

Utilities - 1.3%
WGL Holdings, Inc.:
2.25%, 11/1/19	1,000,000	999,310
2.517%, (3 mo. USD LIBOR + 0.40%), 11/29/19 (1)	10,790,000	10,786,776
		11,786,086

Total Corporate Bonds (Cost $371,796,608)		372,499,702

8 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 26.5%
Automobile - 11.1%
Avis Budget Rental Car Funding AESOP LLC:
Series 2014-2A, Class A, 2.50%, 2/20/21 (2)	16,070,833	16,077,516
Series 2015-1A, Class B, 3.22%, 7/20/21 (2)	6,300,000	6,326,444
Chesapeake Funding II LLC:
Series 2016-2A, Class A1, 1.88%, 6/15/28 (2)	3,937,288	3,935,729
Series 2016-2A, Class B, 2.70%, 6/15/28 (2)	2,200,000	2,200,349
Series 2017-3A, Class A2, 2.368%, (1 mo. USD LIBOR + 0.34%), 8/15/29 (1)(2)	2,799,105	2,799,030
Series 2017-4A, Class A1, 2.12%, 11/15/29 (2)	3,841,499	3,841,010
Credit Acceptance Auto Loan Trust:
Series 2017-1A, Class A, 2.56%, 10/15/25 (2)	5,577,385	5,579,764
Series 2017-2A, Class A, 2.55%, 2/17/26 (2)	10,162,115	10,172,214
Enterprise Fleet Financing LLC:
Series 2016-2, Class A3, 2.04%, 2/22/22 (2)	6,493,742	6,489,545
Series 2017-1, Class A2, 2.13%, 7/20/22 (2)	1,395,110	1,394,856
Series 2017-3, Class A2, 2.13%, 5/22/23 (2)	5,452,277	5,449,522
Series 2019-2, Class A1, 2.267%, 8/20/20 (2)	924,784	926,089
Hertz Fleet Lease Funding LP:
Series 2017-1, Class A1, 2.699%, (1 mo. USD LIBOR + 0.65%), 4/10/31 (1)(2)	13,247,943	13,245,688
Series 2017-1, Class A2, 2.13%, 4/10/31 (2)	9,472,553	9,522,945
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 2.31%, 12/14/21 (2)	4,201,219	4,198,128
OSCAR US Funding Trust V, Series 2016-2A, Class A3, 2.73%, 12/15/20 (2)	1,371,898	1,372,122
OSCAR US Funding Trust VII LLC, Series 2017-2A, Class A2B, 2.699%, (1 mo. USD LIBOR + 0.65%), 11/10/20 (1)(2)	181,815	181,831
OSCAR US Funding X LLC, Series 2019-1A, Class A2, 3.10%, 4/11/22 (2)	2,257,501	2,268,404
Tesla Auto Lease Trust:
Series 2018-A, Class A, 2.32%, 12/20/19 (2)	485,834	485,857
Series 2018-A, Class B, 2.75%, 2/20/20 (2)	3,520,000	3,521,595
Series 2018-B, Class A, 3.71%, 8/20/21 (2)	3,912,745	3,976,636
		103,965,274

Consumer Loan - 13.2%
Avant Loans Funding Trust:
Series 2017-B, Class B, 3.38%, 4/15/21 (2)	68,921	68,941
Series 2018-B, Class A, 3.42%, 1/18/22 (2)	3,748,903	3,760,609
Series 2019-A, Class A, 3.48%, 7/15/22 (2)	2,454,135	2,463,503
Series 2019-B, Class A, 2.72%, 10/15/26 (2)	6,887,000	6,894,404
Citi Held For Asset Issuance, Series 2015-PM1, Class C, 5.01%, 12/15/21 (2)	336,648	336,866
Conn’s Receivables Funding LLC:
Series 2017-B, Class B, 4.52%, 4/15/21 (2)	1,603,322	1,604,848
Series 2018-A, Class A, 3.25%, 1/15/23 (2)	1,256,813	1,261,482
Series 2018-A, Class B, 4.65%, 1/15/23 (2)	738,602	743,456
Series 2019-A, Class A, 3.40%, 10/16/23 (2)	2,456,733	2,475,317
Consumer Loan Underlying Bond Credit Trust:
Series 2017-NP2, Class C, 4.87%, 1/16/24 (2)	4,195,320	4,220,523
Series 2017-P1, Class B, 3.56%, 9/15/23 (2)	1,383,633	1,384,736
Series 2017-P2, Class A, 2.61%, 1/15/24 (2)	1,346,808	1,347,212

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Series 2019-P1, Class A, 2.94%, 7/15/26 (2)	5,768,674	5,794,326
Series 2019-P2, Class A, 2.47%, 10/15/26 (2)	2,360,000	2,357,830
Marlette Funding Trust:
Series 2018-1A, Class A, 2.61%, 3/15/28 (2)	582,179	582,284
Series 2019-2A, Class A, 3.13%, 7/16/29 (2)	3,050,570	3,074,735
OneMain Financial Issuance Trust:
Series 2016-1A, Class A, 3.66%, 2/20/29 (2)	10,773,566	10,811,447
Series 2016-1A, Class B, 4.57%, 2/20/29 (2)	3,035,000	3,067,078
Series 2017-1A, Class A1, 2.37%, 9/14/32 (2)	9,045,000	9,039,688
Series 2017-1A, Class A2, 2.828%, (1 mo. USD LIBOR + 0.80%), 9/14/32 (1)(2)	6,950,000	6,955,620
Prosper Marketplace Issuance Trust:
Series 2017-3A, Class B, 3.36%, 11/15/23 (2)	3,470,968	3,472,112
Series 2018-1A, Class B, 3.90%, 6/17/24 (2)	4,230,098	4,241,688
Series 2018-2A, Class A, 3.35%, 10/15/24 (2)	4,388,247	4,400,893
Series 2019-1A, Class A, 3.54%, 4/15/25 (2)	3,011,717	3,024,145
SoFi Consumer Loan Program LLC:
Series 2017-5, Class A2, 2.78%, 9/25/26 (2)	5,523,601	5,539,547
Series 2017-6, Class A2, 2.82%, 11/25/26 (2)	4,693,928	4,706,753
Series 2018-1, Class A1, 2.55%, 2/25/27 (2)	562,260	562,366
Series 2018-3, Class A1, 3.20%, 8/25/27 (2)	2,250,909	2,257,714
Springleaf Funding Trust:
Series 2015-BA, Class A, 3.48%, 5/15/28 (2)	4,000,000	4,045,573
Series 2016-AA, Class A, 2.90%, 11/15/29 (2)	12,170,946	12,173,869
Verizon Owner Trust:
Series 2016-2A, Class A, 1.68%, 5/20/21 (2)	1,764,615	1,763,652
Series 2016-2A, Class B, 2.15%, 5/20/21 (2)	6,345,000	6,343,242
Series 2017-1A, Class A, 2.06%, 9/20/21 (2)	1,038,441	1,038,177
Series 2017-2A, Class A, 1.92%, 12/20/21 (2)	2,565,979	2,563,772
		124,378,408

Equipment - 0.6%
Dell Equipment Finance Trust, Series 2017-2, Class A3, 2.19%, 10/24/22 (2)	1,006,271	1,006,357
HPEFS Equipment Trust, Series 2019-1A, Class A1, 2.15%, 10/20/20 (2)	3,776,000	3,780,718
Volvo Financial Equipment LLC, Series 2018-1A, Class A2, 2.26%, 9/15/20 (2)	605,156	605,132
		5,392,207

Small Business Loan - 0.8%
Small Business Lending Trust, Series 2019-A, Class A, 2.85%, 7/15/26 (2)	7,115,000	7,107,589

Single-Family Rental - 0.7%
Invitation Homes Trust:
Series 2017-SFR2, Class A, 2.875%, (1 mo. USD LIBOR + 0.85%), 12/17/36 (1)(2)	1,867,170	1,870,697
Series 2018-SFR2, Class D, 3.478%, (1 mo. USD LIBOR + 1.45%), 6/17/37 (1)(2)	5,000,000	4,981,763
		6,852,460

10 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Student Loan - 0.1%
SoFi Professional Loan Program LLC:
Series 2014-B, Class A1, 3.268%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (1)(2)	517,366	518,473
Series 2015-A, Class A1, 3.218%, (1 mo. USD LIBOR + 1.20%), 3/25/33 (1)(2)	402,366	404,076
Series 2016-B, Class A1, 3.218%, (1 mo. USD LIBOR + 1.20%), 6/25/33 (1)(2)	200,466	202,495
		1,125,044

Total Asset-Backed Securities (Cost $248,054,948)		248,820,982

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 10.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 4.518%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (1)	4,500,000	4,605,327
Series 2017-HQA1, Class M1, 3.218%, (1 mo. USD LIBOR + 1.20%), 8/25/29 (1)	2,021,921	2,027,750
Series 2017-HQA3, Class M1, 2.568%, (1 mo. USD LIBOR + 0.55%), 4/25/30 (1)	1,198,469	1,199,966
Series 2018-HQA2, Class M1, 2.768%, (1 mo. USD LIBOR + 0.75%), 10/25/48 (1)(2)	7,045,375	7,050,637
Series 2018-SPI2, Class M1, 3.817%, 5/25/48 (2)(4)	828,256	835,125
Series 2019-DNA1, Class M1, 2.918%, (1 mo. USD LIBOR + 0.90%), 1/25/49 (1)(2)	3,149,942	3,158,936
Series 2019-DNA2, Class M1, 2.818%, (1 mo. USD LIBOR + 0.80%), 3/25/49 (1)(2)	6,773,951	6,782,412
Series 2019-DNA3, Class M1, 2.748%, (1 mo. USD LIBOR + 0.73%), 7/25/49 (1)(2)	5,738,980	5,745,093
Series 2019-HQA2, Class M1, 2.718%, (1 mo. USD LIBOR + 0.70%), 4/25/49 (1)(2)	1,398,617	1,399,743
Series 2019-HQA3, Class M1, 2.807%, (1 mo. USD LIBOR + 0.75%), 9/25/49 (1)(2)	911,000	912,138
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C01, Class M2, 6.418%, (1 mo. USD LIBOR + 4.40%), 1/25/24 (1)	2,121,532	2,322,693
Series 2014-C02, Class 1M2, 4.618%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (1)	9,583,976	10,007,005
Series 2014-C02, Class 2M2, 4.618%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (1)	3,619,301	3,764,982
Series 2014-C03, Class 1M2, 5.018%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (1)	6,860,107	7,243,220
Series 2014-C03, Class 2M2, 4.918%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (1)	7,959,111	8,324,954
Series 2014-C04, Class 1M2, 6.918%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (1)	17,518,710	19,177,993
Series 2017-C04, Class 2M1, 2.868%, (1 mo. USD LIBOR + 0.85%), 11/25/29 (1)	712,522	713,732
Series 2017-C05, Class 1M1, 2.568%, (1 mo. USD LIBOR + 0.55%), 1/25/30 (1)	6,692,403	6,697,990
Series 2017-C06, Class 2M1, 2.768%, (1 mo. USD LIBOR + 0.75%), 2/25/30 (1)	177,911	178,134
Series 2019-R05, Class 1M1, 2.768%, (1 mo. USD LIBOR + 0.75%), 7/25/39 (1)(2)	4,454,481	4,465,015
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 2.917%, (1 mo. USD LIBOR + 0.85%), 12/5/59 (1)(2)	4,140,536	4,139,602

Total Collateralized Mortgage-Backed Obligations (Cost $101,301,078)		100,752,447

U.S. TREASURY OBLIGATIONS - 5.4%
U.S. Treasury Note, 1.375%, 9/30/20	51,000,000	50,783,848

Total U.S. Treasury Obligations (Cost $50,779,385)		50,783,848

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.1%
BBCMS Trust, Series 2018-RRI, Class A, 2.728%, (1 mo. USD LIBOR + 0.70%), 2/15/33 (1)(2)	8,347,576	8,312,518
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-DSTY, Class A, 3.429%, 6/10/27 (2)	5,371,900	5,404,848
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 2.728%, (1 mo. USD LIBOR + 0.70%), 11/15/34 (1)(2)	6,950,000	6,955,247
Series 2019-BPR, Class A, 3.428%, (1 mo. USD LIBOR + 1.40%), 5/15/36 (1)(2)	3,030,000	3,031,813
Motel 6 Trust, Series 2017-MTL6, Class A, 2.948%, (1 mo. USD LIBOR + 0.92%), 8/15/34 (1)(2)	6,154,731	6,163,016
RETL Trust, Series 2019-RVP, Class A, 3.178%, (1 mo. USD LIBOR + 1.15%), 3/15/36 (1)(2)	8,479,460	8,494,194

Total Commercial Mortgage-Backed Securities (Cost $38,294,824)		38,361,636

FLOATING RATE LOANS (5) - 1.4%
Cable and Satellite Television - 0.2%
Ziggo Secured Finance Partnership, Term Loan, 4.528%, (1 mo. USD LIBOR + 2.50%), 4/15/25	2,060,000	2,058,712

Electronics/Electrical - 0.4%
Go Daddy Operating Company, LLC, Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 2/15/24	1,861,074	1,866,373
SS&C Technologies, Inc., Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 4/16/25	868,754	873,460
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 4/16/25	562,781	565,829
		3,305,662

Equipment Leasing - 0.2%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 3.794%, (1 mo. USD LIBOR + 1.75%), 1/15/25	2,346,445	2,359,351

Industrial Equipment - 0.2%
Clark Equipment Company, Term Loan, 4.104%, (3 mo. USD LIBOR + 2.00%), 5/18/24	1,639,422	1,645,058

Telecommunications - 0.4%
Sprint Communications, Inc., Term Loan, 4.563%, (1 mo. USD LIBOR + 2.50%), 2/2/24	4,057,975	4,033,627

Total Floating Rate Loans (Cost $13,394,736)		13,402,410

COMMERCIAL PAPER - 11.3%
AT&T, Inc., 2.787%, 12/10/19 (2)(6)	11,500,000	11,447,494
CNH Industrial Capital, LLC:
2.384%, 10/2/19 (2)(6)	4,307,000	4,306,719
3.191%, 11/5/19 (2)(6)	15,000,000	14,954,792
Consolidated Edison, Inc., 2.202%, 10/7/19 (2)(6)	8,000,000	7,997,107
Enel Finance America, LLC, 2.494%, 10/4/19 (2)(6)	18,800,000	18,796,162
Jabil, Inc.:
2.641%, 11/20/19 (2)(6)	14,100,000	14,049,279
2.69%, 10/9/19 (2)(6)	4,800,000	4,797,173

12 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL PAPER - CONT’D
Marriott International, Inc., 2.289%, 10/16/19 (2)(6)	9,400,000	9,391,187
NextEra Energy Capital Holdings, Inc.:
2.266%, 10/30/19 (2)(6)	4,950,000	4,941,108
2.329%, 10/10/19 (2)(6)	6,135,000	6,131,488
Smithfield Foods, Inc., 2.52%, 10/30/19 (2)(6)	9,500,000	9,481,021

Total Commercial Paper (Cost $106,285,437)		106,293,530

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	2,672,250	2,672,250

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $2,672,250)		2,672,250

TOTAL INVESTMENTS (Cost $932,579,266) - 99.5%		933,586,805
Other assets and liabilities, net - 0.5%		5,107,914
NET ASSETS - 100.0%		938,694,719

NOTES TO SCHEDULE OF INVESTMENTS
(1) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2019.
(2) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $464,117,871, which represents 49.4% of the net assets of the Fund as of September 30, 2019.

(3) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $2,609,470.
(4) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2019.
(5) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2019. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(6) Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2019, the aggregate value of these securities is $106,293,530, representing 11.3% of the Fund’s net assets.

Abbreviations:
LIBOR:	London Interbank Offered Rate
SOFR:	Secured Overnight Financing Rate

Currency Abbreviations:
USD:	United States Dollar

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 13

CALVERT ULTRA-SHORT DURATION INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $932,579,266) - including $2,609,470 of securities on loan	$933,586,805
Cash	3,823,419
Receivable for investments sold	29,042,604
Receivable for capital shares sold	4,851,558
Interest receivable	2,065,598
Securities lending income receivable	395
Receivable from affiliate	29,080
Trustees’ deferred compensation plan	667,737
Other assets	43,628
Total assets	974,110,824

LIABILITIES
Payable for investments purchased	28,884,507
Payable for capital shares redeemed	2,269,768
Distributions payable	172,631
Deposits for securities loaned	2,672,250
Payable to affiliates:
Investment advisory fee	202,044
Administrative fee	93,251
Distribution and service fees	63,638
Sub-transfer agency fee	27,884
Trustees’ deferred compensation plan	667,737
Accrued expenses	362,395
Total liabilities	35,416,105
NET ASSETS	$938,694,719

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$939,887,906
Accumulated loss	(1,193,187)
Total	$938,694,719

NET ASSET VALUE PER SHARE
Class A (based on net assets of $311,980,048 and 31,254,069 shares outstanding)	$9.98
Class I (based on net assets of $576,065,019 and 57,698,244 shares outstanding)	$9.98
Class R6 (based on net assets of $50,649,652 and 5,076,438 shares outstanding)	$9.98
See notes to financial statements.

14 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Interest income	$30,042,452
Securities lending income, net	2,739
Total investment income	30,045,191

EXPENSES
Investment advisory fee	2,455,351
Administrative fee	1,133,239
Distribution and service fees:
Class A	826,787
Trustees’ fees and expenses	56,271
Custodian fees	58,874
Transfer agency fees and expenses	773,930
Accounting fees	214,613
Professional fees	81,589
Registration fees	157,440
Reports to shareholders	52,485
Miscellaneous	74,424
Total expenses	5,885,003
Waiver and/or reimbursement of expenses by affiliate	(485,593)
Reimbursement of expenses-other	(23,860)
Net expenses	5,375,550
Net investment income	24,669,641

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	57,309
Futures contracts	113,913
171,222

Net change in unrealized appreciation (depreciation) on:
Investment securities	(90,516)
Futures contracts	121,208
30,692

Net realized and unrealized gain	201,914

Net increase in net assets resulting from operations	$24,871,555
See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 15

CALVERT ULTRA-SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$24,669,641	$17,992,808
Net realized gain (loss)	171,222	(364,354)
Net change in unrealized appreciation (depreciation)	30,692	(996,375)
Net increase in net assets resulting from operations	24,871,555	16,632,079

Distributions to shareholders:
Class A shares	(8,308,040)	(8,124,502)
Class I shares	(16,189,431)	(9,227,285)
Class R6 shares	(1,065,082)	(394,412)
Class Y shares	—	(1,014,106)
Total distributions to shareholders	(25,562,553)	(18,760,305)

Capital share transactions:
Class A shares	(65,882,586)	(61,105,509)
Class I shares	35,931,728	444,692,344
Class R6 shares (1)	33,002,275	17,634,206
Class Y shares (2)	—	(371,212,767)
Net increase in net assets from capital share transactions	3,051,417	30,008,274

TOTAL INCREASE IN NET ASSETS	2,360,419	27,880,048

NET ASSETS
Beginning of year	936,334,300	908,454,252
End of year	$938,694,719	$936,334,300

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

16 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019		2018 (1)		2017 (1)	2016 (1)		2015 (1)
Net asset value, beginning	$9.99		$10.01		$9.99	$9.92		$9.98
Income from investment operations:
Net investment income (2)	0.24		0.17		0.12	0.10	(3)	0.06
Net realized and unrealized gain (loss)	—	(4)	(0.01)		0.02	0.07		(0.05)
Total from investment operations	0.24		0.16		0.14	0.17		0.01
Distributions from:
Net investment income	(0.25)		(0.18)		(0.12)	(0.10)		(0.07)
Net realized gain	—		—	(5)	—	—		—
Total distributions	(0.25)		(0.18)		(0.12)	(0.10)		(0.07)
Total increase (decrease) in net asset value	(0.01)		(0.02)		0.02	0.07		(0.06)
Net asset value, ending	$9.98		$9.99		$10.01	$9.99		$9.92
Total return (6)	2.46%		1.65%		1.42%	1.68%		0.03%
Ratios to average net assets: (7)
Total expenses	0.79%		0.77%		0.82%	0.91%		1.00%
Net expenses	0.74%		0.77%		0.79%	0.88%		0.89%
Net investment income	2.44%		1.73%		1.18%	1.01%	(3)	0.65%
Portfolio turnover	85%		105%		107%	64%		66%
Net assets, ending (in thousands)	$311,980		$378,257		$440,440	$408,788		$507,913

(1) Per share data reflects a 1.5615-for-1 share split effective June 15, 2018.
(2) Computed using average shares outstanding.
(3) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.002 per share and less than 0.02% of average net assets.
(4) Amount is less than $0.005.
(5) Amount is less than $(0.005).
(6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(7) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 17

CALVERT ULTRA-SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019		2018 (1)		2017 (1)	2016 (1)		2015 (1)
Net asset value, beginning	$9.99		$10.01		$9.98	$9.92		$9.98
Income from investment operations:
Net investment income (2)	0.27		0.21		0.15	0.14	(3)	0.11
Net realized and unrealized gain (loss)	—	(4)	(0.03)		0.03	0.06		(0.07)
Total from investment operations	0.27		0.18		0.18	0.20		0.04
Distributions from:
Net investment income	(0.28)		(0.20)		(0.15)	(0.14)		(0.10)
Net realized gain	—		—	(5)	—	—		—
Total distributions	(0.28)		(0.20)		(0.15)	(0.14)		(0.10)
Total increase (decrease) in net asset value	(0.01)		(0.02)		0.03	0.06		(0.06)
Net asset value, ending	$9.98		$9.99		$10.01	$9.98		$9.92
Total return (6)	2.75%		1.89%		1.75%	2.09%		0.36%
Ratios to average net assets: (7)
Total expenses	0.54%		0.53%		0.48%	0.55%		1.11%
Net expenses	0.48%		0.50%		0.46%	0.50%		0.50%
Net investment income	2.70%		2.10%		1.51%	1.43%	(3)	1.09%
Portfolio turnover	85%		105%		107%	64%		66%
Net assets, ending (in thousands)	$576,065		$540,507		$96,906	$38,609		$8,491

(1) Per share data reflects a 1.5625-for-1 share split effective June 15, 2018.
(2) Computed using average shares outstanding.
(3) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.003 per share and less than 0.02% of average net assets.
(4) Amount is less than $0.005.
(5) Amount is less than $(0.005).
(6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(7) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

18 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2019		Period Ended September 30, 2018 (1)(2)
CLASS R6 SHARES
Net asset value, beginning	$9.99		$10.01
Income from investment operations:
Net investment income (3)	0.27		0.21
Net realized and unrealized loss	—	(4)	(0.02)
Total from investment operations	0.27		0.19
Distributions from:
Net investment income	(0.28)		(0.21)
Net realized gain	—		—	(5)
Total distributions	(0.28)		(0.21)
Total decrease in net asset value	(0.01)		(0.02)
Net asset value, ending	$9.98		$9.99
Total return (6)	2.76%		1.90%	(7)
Ratios to average net assets: (8)
Total expenses	0.50%		0.48%	(9)
Net expenses	0.44%		0.48%	(9)
Net investment income	2.72%		2.07%	(9)
Portfolio turnover	85%		105%	(10)
Net assets, ending (in thousands)	$50,650		$17,570

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Per share data reflects a 1.5629-for-1 share split on June 15, 2018.
(3) Computed using average shares outstanding.
(4) Amount is less than $0.005.
(5) Amount is less than $(0.005).
(6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(7) Not annualized.
(8) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(9) Annualized.
(10) For the year ended September 30, 2018.
See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 19

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Ultra-Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers three classes of shares. Class A shares are sold at net asset value and are not subject to a sales charge. Prior to August 19, 2019, Class A shares were generally sold subject to a sales charge imposed at time of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the

20 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$372,499,702	$—	$372,499,702
Asset-Backed Securities	—	248,820,982	—	248,820,982
Collateralized Mortgage-Backed Obligations	—	100,752,447	—	100,752,447
U.S. Treasury Obligations	—	50,783,848	—	50,783,848
Commercial Mortgage-Backed Securities	—	38,361,636	—	38,361,636
Floating Rate Loans	—	13,402,410	—	13,402,410
Commercial Paper	—	106,293,530	—	106,293,530
Short Term Investment of Cash Collateral for Securities Loaned	2,672,250	—	—	2,672,250
Total Investments	$2,672,250	$930,914,555	$—	$933,586,805
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C. Share Class Accounting: Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D. Floating Rate Loans: The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

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F. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. Prior to February 1, 2019, distributions from net investment income were declared monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.26% on the first $1 billion and 0.25% on the excess of $1 billion. For the year ended September 30, 2019, the investment advisory fee amounted to $2,455,351 or 0.26% of the Fund’s average daily net assets.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.72%, 0.47% and 0.43% (0.77%, 0.50% and 0.50% prior to February 1, 2019) of the Fund’s average daily net assets for Class A, Class I and Class R6, respectively. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $485,593.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $1,133,239.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $826,787 for Class A shares.
The Fund was informed that EVD received $11,621 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $113,289 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2019, CRM reimbursed the Fund $7,162 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.

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Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $23,860, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, and including maturities and paydowns, were $624,487,516 and $758,714,891, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $142,180,403 and $55,339,028, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$25,562,553	$18,520,764
Long-term capital gains	$—	$239,541
During the year ended September 30, 2019, accumulated loss was increased by $215,477 and paid-in capital was increased by $215,477 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	($2,000,688)
Net unrealized appreciation (depreciation)	$980,132
Distributions payable	($172,631)
At September 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $2,000,688 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $2,000,688 are short-term.

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The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$932,606,673
Gross unrealized appreciation	$1,861,605
Gross unrealized depreciation	(881,473)
Net unrealized appreciation (depreciation)	$980,132
NOTE 5 — FINANCIAL INSTRUMENTS
During the year ended September 30, 2019, the Fund used futures contracts to hedge against interest rate risk and to manage duration. At September 30, 2019, there were no obligations outstanding under these financial instruments.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$113,913	$121,208
The average notional cost of futures contracts (long) outstanding during the year ended September 30, 2019 was approximately $11,667,000.
NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan, including accrued interest, was $2,614,418 and the total value of collateral received was $2,672,250, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$2,672,250	$—	$—	$—	$2,672,250
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.

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NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018 (1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,222,060	$91,922,654	19,042,573	$190,603,200
Reinvestment of distributions	766,271	7,634,518	728,415	7,280,346
Shares redeemed	(16,604,341)	(165,439,758)	(25,893,220)	(258,989,055)
Net decrease	(6,616,010)	($65,882,586)	(6,122,232)	($61,105,509)

Class I
Shares sold	48,980,150	$488,077,027	36,896,346	$369,032,764
Reinvestment of distributions	1,343,895	13,393,406	727,189	7,266,253
Shares redeemed	(46,724,267)	(465,538,705)	(32,755,803)	(327,661,631)
Conversion from Class Y	—	—	39,551,073	396,054,958
Net increase	3,599,778	$35,931,728	44,418,805	$444,692,344

Class R6 (2)
Shares sold	12,186,558	$121,478,715	10,182,304	$101,892,480
Reinvestment of distributions	106,490	1,061,659	38,582	385,505
Shares redeemed	(8,975,575)	(89,538,099)	(8,461,921)	(84,643,779)
Net increase	3,317,473	$33,002,275	1,758,965	$17,634,206

Class Y (3)
Shares sold	—	$—	4,033,027	$63,280,817
Reinvestment of distributions	—	—	47,091	738,383
Shares redeemed	—	—	(2,496,648)	(39,177,009)
Conversion to Class I	—	—	(25,250,072)	(396,054,958)
Net decrease	—	$—	(23,666,602)	($371,212,767)

(1) Class A, Class I and Class R6 shares reflect a share split effective June 15, 2018.
(2) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(3) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Ultra-Short Duration Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

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Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT ULTRA-SHORT DURATION INCOME FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24183 9.30.19

Calvert High Yield Bond Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Federal Tax Information
36	Management and Organization
38	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
For the 12-month period ended September 30, 2019, investors witnessed a turnaround in U.S. high yield markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.
The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
As a whole, the 12-month period ended September 30, 2019, was marked by strong performance across U.S. bond markets. With investors searching for yield in a low interest-rate environment, lower-rated6 investment-grade bonds generally outperformed higher-rated investment-grade bonds, while longer-duration7 issues outperformed shorter-duration issues during the period. In addition, the Bloomberg Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. bond market, returned 10.30%, outperforming the 4.25% return of the S&P 500® Index, a broad measure of the U.S. stock market.
U.S. investment-grade corporate bonds, driven by continued strength in the U.S. economy, were among the best-performing bond asset classes during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 13.00%. Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index (the Index) returning 6.30% during the period.
Corporate fundamentals among U.S. high yield issuers were generally strong during the period. However, both leverage ─ the ratio of debt-to-earnings ─ and interest coverage - an indicator of how easily issuers can pay the interest expense on their outstanding debt - which had been improving quarter-over-quarter since 2017, deteriorated during the period. Meanwhile, the trailing 12-month par-weighted default rate increased from 2.02% to 2.52%, mainly due to multiple energy company bankruptcies.
The average yield on U.S. high yield bonds stood at 5.87% at the end of the period, 2% lower than at the beginning of 2019.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert High Yield Bond Fund (the Fund) returned 6.70% for Class A shares at net asset value (NAV), outperforming its benchmark, the Index, which returned 6.30%.
The Fund’s sector allocation positioning was a contributor to outperformance, primarily as a result of an underweight position in the energy sector, the Index’s largest and weakest performer during the period. Apart from a surge in the first quarter of 2019, oil prices declined later in the period, weighing down the sector. The Fund’s security selection within energy also was an important contributor to Index-relative performance. The Fund’s lack of exposure to energy-services and exploration & production issuers limited the Fund’s exposure to stress within the sector.
The Fund’s security selection by credit-rating segment, particularly among B-rated and CCC-rated issues, also enhanced performance. Security selection within BB-rated issues, however, detracted. The Fund’s underweight exposure to CCC-rated securities and exposure to split-BBB rated securities further contributed. An underweight position in BB-rated securities detracted.
The Fund’s shorter duration, which reflected an overweight to securities with durations of less than two years relative to the Index, was a significant detractor from performance. The Fund’s overweight exposure to bonds with durations of less than two years was positive in the fourth quarter of calendar year 2018, providing a buffer to market volatility during the quarter. However, in the following quarters, the positioning detracted. During the period, security selection was positive in securities with durations from zero to 10 years.
At period-end, against the backdrop of multiple market and geopolitical uncertainties ─ international trade tensions, Brexit, and the U.S. impeachment inquiry, among others ─ the Fund held a significant underweight to commodity-related sectors, with an overweight position in shorter-duration, less-volatile bonds.
Following the Fed’s announcement in December 2018 that it would be backing away from interest-rate hikes in 2019, the Fund positioned its portfolio for a steepening of the yield curve.8 Given management’s views regarding relatively full valuations and potential volatility, the Fund held a modestly defensive posture during the period, with a focus on opportunities in B-rated bonds, and a higher quality bias within the CCC-rated segment. In expectation of further interest rate cuts, the Fund pared its exposure to floating-rate loans during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Michael W. Weilheimer, CFA, Stephen Concannon, CFA, and Raphael A. Leeman, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/09/2001	07/09/2001	6.70%	3.75%	6.86%
Class A with 3.75% Maximum Sales Charge	—	—	2.70	2.96	6.46
Class C at NAV	10/31/2011	07/09/2001	5.89	2.91	6.12
Class C with 1% Maximum Sales Charge	—	—	4.89	2.91	6.12
Class I at NAV	07/09/2001	07/09/2001	6.93	4.08	7.32
Class R6 at NAV	02/01/2019	07/09/2001	6.97	4.08	7.32

ICE BofAML U.S. High Yield Index	—	—	6.30%	5.36%	7.85%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		1.11%	1.86%	0.86%	0.80%
Net		1.02	1.77	0.77	0.71

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$18,115	N.A.
Class I	$250,000	09/30/2009	$506,895	N.A.
Class R6	$1,000,0000	09/30/2009	$2,028,391	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]			CREDIT QUALITY (% of bond and loan holdings)[6]

Corporate Bonds	91.0%		BBB	5.9%
Floating Rate Loans	6.9%		BB	38.7%
Asset-Backed Securities	0.8%		B	42.8%
Collateralized Mortgage-Backed Obligations	0.7%		CCC or Lower	11.2%
Common Stocks	0.6%		Not Rated	1.4%
Warrants	0.0%	*	Total	100.0%
Total	100.0%

* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Credit Ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. If neither S&P nor Moody’s publish a rating, then Fitch Ratings (“Fitch”) is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as Not Rated (if any) are not rated by the national ratings agencies stated above.

[7]
Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective June 18, 2019, the Fund is managed by Michael W. Weilheimer, Stephen Concannon and Raphael A. Leeman. Mr. Weilheimer will retire effective January 1, 2020.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,044.20	$5.23**	1.02%
Class C	$1,000.00	$1,040.40	$9.05**	1.77%
Class I	$1,000.00	$1,045.00	$3.95**	0.77%
Class R6	$1,000.00	$1,045.80	$3.64**	0.71%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.96	$5.17**	1.02%
Class C	$1,000.00	$1,016.19	$8.95**	1.77%
Class I	$1,000.00	$1,021.21	$3.90**	0.77%
Class R6	$1,000.00	$1,021.51	$3.60**	0.71%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

CALVERT HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

		PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - 85.9%
Aerospace - 1.3%
Bombardier, Inc.:
6.00%, 10/15/22 (1)		901,000	904,379
6.125%, 1/15/23 (1)		239,000	244,019
7.875%, 4/15/27 (1)		309,000	308,490
F-Brasile SpA / F-Brasile US LLC, Series XR, 7.375%, 8/15/26 (1)		1,200,000	1,254,000
			2,710,888

Air Transportation - 1.4%
American Airlines Group, Inc., 4.625%, 3/1/20 (1)		500,000	505,000
American Airlines Pass-Through Trust, 5.60%, 7/15/20 (1)		1,167,281	1,187,475
Latam Airlines Pass-Through Trust, 4.50%, 11/15/23		1,274,898	1,280,126
			2,972,601

Automotive & Auto Parts - 2.4%
Navistar International Corp., 6.625%, 11/1/25 (1)		1,933,000	1,971,660
Panther BF Aggregator 2 LP / Panther Finance Co., Inc.:
4.375%, 5/15/26 (2)	EUR	772,000	860,569
6.25%, 5/15/26 (1)		467,000	492,685
8.50%, 5/15/27 (1)		1,604,000	1,628,060
			4,952,974

Banks & Thrifts - 1.1%
Ally Financial, Inc., 4.25%, 4/15/21		1,000,000	1,025,000
CIT Group, Inc., 6.125%, 3/9/28		170,000	198,900
Citigroup, Inc., 6.25% to 8/15/26 (3)(4)		1,000,000	1,114,605
			2,338,505

Broadcasting - 3.6%
Diamond Sports Group LLC / Diamond Sports Finance Co.:
5.375%, 8/15/26 (1)		574,000	596,960
6.625%, 8/15/27 (1)(5)		1,075,000	1,116,441
iHeartCommunications, Inc.:
6.375%, 5/1/26		12,745	13,828
8.375%, 5/1/27		671,100	728,143
Netflix, Inc.:
4.375%, 11/15/26 (5)		500,000	507,775
5.375%, 11/15/29 (1)		207,000	215,798
Nexstar Escrow, Inc., 5.625%, 7/15/27 (1)		227,000	238,350
Scripps Escrow, Inc., 5.875%, 7/15/27 (1)		1,794,000	1,825,395

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 7

		PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
Sirius XM Radio, Inc.:
3.875%, 8/1/22 (1)		1,000,000	1,021,250
4.625%, 7/15/24 (1)		453,000	470,816
5.00%, 8/1/27 (1)		338,000	349,898
TEGNA, Inc., 5.00%, 9/15/29 (1)		321,000	325,013
			7,409,667

Building Materials - 2.2%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27 (1)		80,000	81,299
Builders FirstSource, Inc.:
5.625%, 9/1/24 (1)		878,000	916,412
6.75%, 6/1/27 (1)		119,000	128,818
Core & Main Holdings LP, 8.625%, (8.625% cash or 9.375% PIK), 9/15/24 (1)(6)		378,000	382,253
Hillman Group, Inc. (The), 6.375%, 7/15/22 (1)		1,195,000	1,126,287
Masonite International Corp., 5.375%, 2/1/28 (1)		161,000	168,446
Standard Industries, Inc.:
5.50%, 2/15/23 (1)		39,000	39,878
6.00%, 10/15/25 (1)		1,500,000	1,580,190
			4,423,583

Cable/Satellite TV - 7.7%
Cablevision Systems Corp., 5.875%, 9/15/22		2,000,000	2,160,000
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.00%, 3/1/23 (1)		1,000,000	1,018,750
4.75%, 3/1/30 (1)(7)		318,000	323,168
5.375%, 6/1/29 (1)		1,000,000	1,067,500
CSC Holdings LLC:
5.50%, 5/15/26 (1)		2,000,000	2,109,800
5.75%, 1/15/30 (1)		859,000	898,832
6.50%, 2/1/29 (1)		200,000	222,670
6.75%, 11/15/21		1,000,000	1,080,000
7.50%, 4/1/28 (1)		1,200,000	1,357,380
DISH DBS Corp.:
5.875%, 7/15/22		1,000,000	1,043,750
6.75%, 6/1/21		285,000	300,618
7.75%, 7/1/26 (5)		260,000	265,590
UPC Holding BV, 5.50%, 1/15/28 (1)		1,176,000	1,223,040
Ziggo Bond Co. BV, 6.00%, 1/15/27 (1)		1,420,000	1,489,225
Ziggo BV:
4.25%, 1/15/27 (2)	EUR	157,000	185,064
5.50%, 1/15/27 (1)		1,000,000	1,047,500
			15,792,887

Capital Goods - 1.9%
Colfax Corp.:
6.00%, 2/15/24 (1)		129,000	137,011
6.375%, 2/15/26 (1)		1,000,000	1,077,187

8 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
Granite Holdings US Acquisition Co., 11.00%, 10/1/27 (1)	163,000	158,110
Harsco Corp., 5.75%, 7/31/27 (1)	155,000	161,789
Resideo Funding, Inc., 6.125%, 11/1/26 (1)	160,000	169,200
Welbilt, Inc., 9.50%, 2/15/24	2,000,000	2,147,500
		3,850,797

Chemicals - 0.3%
Versum Materials, Inc., 5.50%, 9/30/24 (1)	600,000	640,500

Consumer Products - 3.4%
Central Garden & Pet Co., 5.125%, 2/1/28	1,075,000	1,101,875
Energizer Holdings, Inc., 7.75%, 1/15/27 (1)	2,000,000	2,233,400
Mattel, Inc., 6.75%, 12/31/25 (1)	1,770,000	1,851,314
Spectrum Brands, Inc.:
5.00%, 10/1/29 (1)	629,000	641,580
5.75%, 7/15/25	1,000,000	1,048,490
		6,876,659

Containers - 3.5%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.:
5.25%, 8/15/27 (1)	490,000	497,350
6.00%, 2/15/25 (1)	500,000	524,050
Berry Global Escrow Corp., 5.625%, 7/15/27 (1)	149,000	154,587
Berry Global, Inc.:
4.50%, 2/15/26 (1)	110,000	108,763
5.125%, 7/15/23	500,000	515,000
6.00%, 10/15/22	1,000,000	1,016,250
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26	1,165,000	1,210,144
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 2/1/26	190,000	199,262
Owens-Brockway Glass Container, Inc.:
5.875%, 8/15/23 (1)	750,000	798,750
6.375%, 8/15/25 (1)(5)	500,000	532,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23 (1)	1,000,000	1,026,250
Trivium Packaging Finance BV:
5.50%, 8/15/26 (1)	224,000	236,029
8.50%, 8/15/27 (1)	284,000	307,785
		7,126,720

Diversified Financial Services - 1.2%
Avolon Holdings Funding Ltd., 5.125%, 10/1/23 (1)	500,000	531,700
DAE Funding LLC:
4.50%, 8/1/22 (1)	235,000	239,113
5.00%, 8/1/24 (1)	390,000	407,550

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
Park Aerospace Holdings Ltd.:
5.25%, 8/15/22 (1)	815,000	860,966
5.50%, 2/15/24 (1)	380,000	411,027
		2,450,356

Diversified Media - 1.6%
Clear Channel Worldwide Holdings, Inc.:
5.125%, 8/15/27 (1)	878,000	916,939
9.25%, 2/15/24 (1)	917,000	1,009,764
MDC Partners, Inc., 6.50%, 5/1/24 (1)(5)	961,000	880,516
Nielsen Co. Luxembourg S.a.r.l (The), 5.00%, 2/1/25 (1)(5)	500,000	495,625
		3,302,844

Energy - 3.3%
American Midstream Partners LP / American Midstream Finance Corp., 9.50%, 12/15/21 (1)	500,000	472,500
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.50%, 5/20/25	500,000	539,375
5.625%, 5/20/24	76,000	81,747
5.875%, 8/20/26	100,000	110,155
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27 (1)	500,000	533,105
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.625%, 5/1/27 (1)	288,000	294,751
EnLink Midstream LLC, 5.375%, 6/1/29	256,000	245,120
Precision Drilling Corp., 7.125%, 1/15/26 (1)	1,000,000	930,000
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.50%, 9/15/24 (1)	1,711,000	1,711,000
5.50%, 1/15/28 (1)	273,000	268,195
Tervita Escrow Corp., 7.625%, 12/1/21 (1)	1,579,000	1,612,554
		6,798,502

Entertainment/Film - 1.4%
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26 (5)	2,000,000	1,826,835
Cinemark USA, Inc., 4.875%, 6/1/23	1,000,000	1,017,500
		2,844,335

Environmental - 2.4%
Covanta Holding Corp., 5.875%, 7/1/25	1,165,000	1,218,881
GFL Environmental, Inc.:
5.375%, 3/1/23 (1)	430,000	437,439
5.625%, 5/1/22 (1)	1,095,000	1,125,113
7.00%, 6/1/26 (1)(5)	391,000	412,505
8.50%, 5/1/27 (1)	796,000	884,555
Waste Pro USA, Inc., 5.50%, 2/15/26 (1)	722,000	747,963
		4,826,456

Food & Drug Retail - 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC, 5.875%, 2/15/28 (1)	295,000	312,977

10 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
Food/Beverage/Tobacco - 3.0%
Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (1)	1,000,000	1,052,500
Performance Food Group, Inc., 5.50%, 10/15/27 (1)	527,000	555,985
Post Holdings, Inc.:
5.00%, 8/15/26 (1)	1,000,000	1,040,850
5.50%, 12/15/29 (1)	1,152,000	1,205,280
5.625%, 1/15/28 (1)	279,000	296,786
US Foods, Inc., 5.875%, 6/15/24 (1)	2,000,000	2,067,500
		6,218,901

Health Care - 10.5%
Catalent Pharma Solutions, Inc.:
4.875%, 1/15/26 (1)	1,065,000	1,100,944
5.00%, 7/15/27 (1)	187,000	194,480
Centene Corp.:
4.75%, 1/15/25	1,000,000	1,029,000
5.375%, 6/1/26 (1)	685,000	719,250
6.125%, 2/15/24	1,000,000	1,043,950
Charles River Laboratories International, Inc., 5.50%, 4/1/26 (1)	555,000	591,758
Eagle Holding Co. II. LLC:
7.625%, (7.625% cash or 8.375% PIK), 5/15/22 (1)(6)	1,670,000	1,686,700
7.75%, (7.75% cash or 8.50% PIK), 5/15/22 (1)(6)	631,000	637,310
Encompass Health Corp.:
4.50%, 2/1/28	160,000	162,160
4.75%, 2/1/30	190,000	192,451
HCA, Inc.:
5.00%, 3/15/24	1,000,000	1,093,152
5.375%, 9/1/26	405,000	445,986
5.625%, 9/1/28	495,000	552,816
5.875%, 2/1/29	286,000	320,320
Hill-Rom Holdings, Inc., 4.375%, 9/15/27 (1)	1,098,000	1,125,285
Hologic, Inc., 4.375%, 10/15/25 (1)	2,095,000	2,157,850
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc., 7.50%, 10/1/24 (1)	600,000	621,750
IQVIA, Inc., 5.00%, 5/15/27 (1)	200,000	210,000
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23 (1)	33,000	34,196
Kinetic Concepts, Inc. / KCI USA, Inc.:
7.875%, 2/15/21 (1)	875,000	893,944
12.50%, 11/1/21 (1)	146,000	155,490
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24 (1)	1,467,000	1,358,809
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/1/26 (1)	1,230,000	1,319,052
Select Medical Corp., 6.25%, 8/15/26 (1)	157,000	164,457
Team Health Holdings, Inc., 6.375%, 2/1/25 (1)(5)	490,000	341,040
Teleflex, Inc., 4.625%, 11/15/27	1,245,000	1,304,137
Vizient, Inc., 6.25%, 5/15/27 (1)	102,000	109,650

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 11

		PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
WellCare Health Plans, Inc.:
5.25%, 4/1/25		1,381,000	1,443,145
5.375%, 8/15/26 (1)		545,000	583,041
			21,592,123

Homebuilders/Real Estate - 3.1%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 5.75%, 5/15/26 (1)		440,000	461,450
ESH Hospitality, Inc.:
4.625%, 10/1/27 (1)		397,000	398,985
5.25%, 5/1/25 (1)		1,500,000	1,554,375
Greystar Real Estate Partners LLC, 5.75%, 12/1/25 (1)		572,000	589,875
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/23		98,000	100,450
Taylor Morrison Communities, Inc.:
5.75%, 1/15/28 (1)		306,000	332,775
5.875%, 6/15/27 (1)		224,000	246,960
TRI Pointe Group, Inc., 4.875%, 7/1/21		2,000,000	2,070,000
Vivion Investments S.a.r.l., 3.00%, 8/8/24 (2)	EUR	500,000	544,430
			6,299,300

Hotels - 0.5%
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24		1,000,000	1,021,250

Insurance - 2.8%
Acrisure LLC / Acrisure Finance, Inc., 10.125%, 8/1/26 (1)		184,000	192,740
Alliant Holdings Intermediate LLC, 8.25%, 8/1/23 (1)		2,090,000	2,139,637
GTCR AP Finance, Inc., 8.00%, 5/15/27 (1)		152,000	156,560
HUB International, Ltd., 7.00%, 5/1/26 (1)		1,671,000	1,723,219
USI, Inc., 6.875%, 5/1/25 (1)		1,500,000	1,526,220
			5,738,376

Leisure - 1.6%
Cedar Fair LP, 5.25%, 7/15/29 (1)		150,000	161,063
Merlin Entertainments plc, 5.75%, 6/15/26 (1)		1,020,000	1,058,887
Viking Cruises, Ltd., 5.875%, 9/15/27 (1)		1,850,000	1,964,885
			3,184,835

Metals/Mining - 0.7%
Constellium NV, 5.875%, 2/15/26 (1)		1,415,000	1,478,675

Railroad - 1.2%
Watco Cos. LLC / Watco Finance Corp., 6.375%, 4/1/23 (1)		2,500,000	2,550,000

Restaurants - 1.4%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 1/15/28 (1)		295,000	297,614

12 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
4.25%, 5/15/24 (1)	545,000	562,009
5.00%, 10/15/25 (1)	801,000	829,436
Yum! Brands, Inc., 4.75%, 1/15/30 (1)	1,243,000	1,284,951
		2,974,010

Services - 4.5%
Allied Universal Holdco LLC, 6.625%, 7/15/26 (1)	165,000	174,694
Booz Allen Hamilton, Inc., 5.125%, 5/1/25 (1)	1,570,000	1,621,025
Cloud Crane LLC, 10.125%, 8/1/24 (1)	1,135,000	1,217,287
Gartner, Inc., 5.125%, 4/1/25 (1)	155,000	162,556
GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.125%, 7/31/26 (1)	980,000	1,014,300
IAA, Inc., 5.50%, 6/15/27 (1)	149,000	157,568
KAR Auction Services, Inc., 5.125%, 6/1/25 (1)	803,000	835,120
Laureate Education, Inc., 8.25%, 5/1/25 (1)	1,006,000	1,099,055
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23 (1)	443,000	466,557
ServiceMaster Co. LLC (The), 7.45%, 8/15/27	1,000,000	1,125,000
TMS International Corp., 7.25%, 8/15/25 (1)	210,000	180,600
United Rentals North America, Inc., 4.625%, 7/15/23	1,000,000	1,025,850
West Corp., 8.50%, 10/15/25 (1)(5)	303,000	245,051
		9,324,663

Steel - 0.2%
Infrabuild Australia Pty Ltd., 12.00%, 10/1/24 (1)(7)	314,000	323,420

Super Retail - 3.4%
Group 1 Automotive, Inc., 5.25%, 12/15/23 (1)	1,250,000	1,290,625
Murphy Oil USA, Inc.:
4.75%, 9/15/29	1,230,000	1,260,750
5.625%, 5/1/27	325,000	344,500
Party City Holdings, Inc.:
6.125%, 8/15/23 (1)(5)	665,000	677,469
6.625%, 8/1/26 (1)(5)	1,085,000	1,076,862
Sonic Automotive, Inc., 6.125%, 3/15/27	2,000,000	2,042,500
William Carter Co. (The), 5.625%, 3/15/27 (1)	229,000	245,889
		6,938,595

Technology - 6.5%
Camelot Finance S.A., 7.875%, 10/15/24 (1)	1,008,000	1,053,360
CDK Global, Inc., 5.25%, 5/15/29 (1)	147,000	152,329
CommScope Technologies LLC:
5.00%, 3/15/27 (1)	215,000	178,450
6.00%, 6/15/25 (1)	1,560,000	1,415,700
CommScope, Inc., 8.25%, 3/1/27 (1)(5)	653,000	638,103
Dell International LLC / EMC Corp.:
5.875%, 6/15/21 (1)	1,000,000	1,017,250
7.125%, 6/15/24 (1)	755,000	797,846

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
EIG Investors Corp., 10.875%, 2/1/24	2,000,000	2,090,000
Entegris, Inc., 4.625%, 2/10/26 (1)	299,000	310,960
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.25%, 12/1/27 (1)	350,000	369,250
Infor US, Inc., 6.50%, 5/15/22	1,500,000	1,530,000
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/25 (1)	400,000	423,840
MTS Systems Corp., 5.75%, 8/15/27 (1)	118,000	123,015
NXP BV / NXP Funding LLC:
3.875%, 9/1/22 (1)	500,000	516,805
4.125%, 6/1/21 (1)	750,000	769,806
Riverbed Technology, Inc., 8.875%, 3/1/23 (1)	849,000	466,950
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26 (1)	1,000,000	1,070,000
Sensata Technologies, Inc., 4.375%, 2/15/30 (1)	199,000	199,498
SS&C Technologies, Inc., 5.50%, 9/30/27 (1)	148,000	154,941
		13,278,103

Telecommunications - 6.2%
CenturyLink, Inc., Series W, 6.75%, 12/1/23	123,000	134,993
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/1/26 (1)(7)	629,000	641,580
Equinix, Inc., 5.375%, 5/15/27	1,000,000	1,080,625
Hughes Satellite Systems Corp.:
5.25%, 8/1/26	535,000	574,456
6.625%, 8/1/26	590,000	641,896
Intelsat Jackson Holdings S.A., 8.50%, 10/15/24 (1)	324,000	327,140
Level 3 Financing, Inc.:
5.375%, 8/15/22	1,681,000	1,691,506
5.375%, 1/15/24	355,000	362,934
Level 3 Parent, LLC, 5.75%, 12/1/22	85,000	85,553
Qualitytech LP / QTS Finance Corp., 4.75%, 11/15/25 (1)	185,000	191,475
Sable International Finance Ltd., 5.75%, 9/7/27 (1)	226,000	233,842
SBA Communications Corp., 4.00%, 10/1/22	240,000	246,000
Sprint Corp.:
7.125%, 6/15/24	1,000,000	1,080,300
7.875%, 9/15/23	2,093,000	2,304,309
T-Mobile USA, Inc.:
4.50%, 2/1/26	245,000	253,097
4.75%, 2/1/28	275,000	288,819
6.50%, 1/15/26	1,000,000	1,077,690
Telecom Italia SpA, 5.303%, 5/30/24 (1)	522,000	564,908
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (1)(7)	167,000	170,340
ViaSat, Inc., 5.625%, 4/15/27 (1)	225,000	236,813
Zayo Group LLC / Zayo Capital, Inc., 6.375%, 5/15/25	500,000	516,775
		12,705,051

Utilities - 1.4%
Drax Finco plc, 6.625%, 11/1/25 (1)	223,000	233,035
NextEra Energy Operating Partners LP:
4.25%, 9/15/24 (1)	155,000	160,425

14 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT (*)	VALUE ($)
CORPORATE BONDS - CONT’D
4.50%, 9/15/27 (1)	227,000	232,959
Pattern Energy Group, Inc., 5.875%, 2/1/24 (1)	1,200,000	1,234,500
TerraForm Power Operating LLC:
4.25%, 1/31/23 (1)	650,000	666,250
5.00%, 1/31/28 (1)	230,000	240,350
6.625%, 6/15/25 (1)	145,000	153,556
		2,921,075

Total Corporate Bonds (Cost $172,214,419)		176,179,628

FLOATING RATE LOANS (8) - 6.5%
Automotive & Auto Parts - 0.5%
Navistar International Corporation, Term Loan, 5.53%, (1 mo. USD LIBOR + 3.50%), 11/6/24	1,028,481	1,026,868

Broadcasting - 0.1%
iHeartCommunications, Inc.:
Term Loan, 5/1/26 (9)	423,000	283,701
Term Loan, 6.10%, (1 mo. USD LIBOR + 4.00%), 5/1/26	43,963	44,306
		328,007

Building Materials - 0.1%
Hillman Group, Inc. (The), Term Loan, 6.044%, (1 mo. USD LIBOR + 4.00%), 5/31/25	179,093	174,056

Cable/Satellite TV - 0.1%
CSC Holdings, LLC, Term Loan, 5.028%, (1 mo. USD LIBOR + 3.00%), 4/15/27	243,390	244,119

Capital Goods - 0.3%
Cortes NP Acquisition Corporation, Term Loan, 6.044%, (1 mo. USD LIBOR + 4.00%), 11/30/23	635,000	605,102

Health Care - 0.4%
Envision Healthcare Corporation, Term Loan, 10/10/25 (9)	331,578	271,341
National Mentor Holdings, Inc.:
Term Loan B, 6.30%, (1 mo. USD LIBOR + 4.25%), 3/9/26	488,500	490,128
Term Loan C, 6.30%, (1 mo. USD LIBOR + 4.25%), 3/9/26	29,885	29,985
		791,454

Insurance - 1.5%
Asurion, LLC, Term Loan - Second Lien, 8.544%, (1 mo. USD LIBOR + 6.50%), 8/4/25	2,575,000	2,618,989
Sedgwick Claims Management Services, Inc., Term Loan, 5.294%, (1 mo. USD LIBOR + 3.25%), 12/31/25	441,663	435,369
		3,054,358

Metals/Mining - 0.5%
GrafTech Finance, Inc., Term Loan, 5.544%, (1 mo. USD LIBOR + 3.50%), 2/12/25	1,079,292	1,052,759

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT (*)	VALUE ($)
FLOATING RATE LOANS (8) - CONT’D
Services - 0.5%
KAR Auction Services, Inc., Term Loan, 4.313%, (1 mo. USD LIBOR + 2.25%), 9/19/26	1,000,000	1,007,812

Technology - 1.9%
Applied Systems, Inc., Term Loan, 5.104%, (3 mo. USD LIBOR + 3.00%), 9/19/24	2,217,572	2,217,374
Infor (US), Inc., Term Loan, 4.854%, (3 mo. USD LIBOR + 2.75%), 2/1/22	385,673	386,589
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 4/16/25	85,063	85,523
SS&C Technologies, Inc.:
Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 4/16/25	131,258	131,969
Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 4/16/25	447,039	449,554
Veritas Bermuda, Ltd., Term Loan, 6.554%, (USD LIBOR + 4.50%), 1/27/23 (10)	592,204	560,867
		3,831,876

Telecommunications - 0.6%
CenturyLink, Inc., Term Loan, 4.794%, (1 mo. USD LIBOR + 2.75%), 1/31/25	137,720	136,960
Intelsat Jackson Holdings S.A., Term Loan, 6.625%, 1/2/24 (11)	1,170,000	1,193,400
		1,330,360

Total Floating Rate Loans (Cost $13,460,248)		13,446,771

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 0.7%
Bellemeade Re Ltd., Series 2015-1A, Class B1, 8.318%, (1 mo. USD LIBOR + 6.30%), 7/25/25 (1)(12)	293,301	294,470
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2015-HQA2, Class B, 12.518%, (1 mo. USD LIBOR + 10.50%), 5/25/28 (12)	796,415	1,056,328
		1,350,798

Total Collateralized Mortgage-Backed Obligations (Cost $1,077,210)		1,350,798

ASSET-BACKED SECURITIES - 0.8%
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.75% to 4/15/24, 5/17/32 (1)(13)	1,504,665	1,567,203

Total Asset-Backed Securities (Cost $1,494,466)		1,567,203

	SHARES	VALUE ($)
COMMON STOCKS - 0.5%

Broadcasting - 0.0% (14)
iHeartMedia, Inc., Class A (5)(15)	584	8,760

Diversified Media - 0.3%
Clear Channel Outdoor Holdings, Inc. (15)	230,299	580,353

16 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Metals/Mining - 0.2%
Constellium NV (15)	40,000	508,400

Total Common Stocks (Cost $1,282,285)		1,097,513

WARRANTS - 0.0% (14)

Broadcasting - 0.0% (14)
iHeartMedia, Inc. (expires 5/1/39) (15)	1,670	23,554

Total Warrants (Cost $30,478)		23,554

SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 3.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	7,555,213	7,555,213

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $7,555,213)		7,555,213

TOTAL INVESTMENTS (Cost $197,114,319) - 98.1%		201,220,680
Other assets and liabilities, net - 1.9%		3,819,502
NET ASSETS - 100.0%		205,040,182

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 17

NOTES TO SCHEDULE OF INVESTMENTS
(*) In U.S. dollars unless otherwise indicated.
(1) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $123,918,399, which represents 60.4% of the net assets of the Fund as of September 30, 2019.

(2) Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2019, the aggregate value of these securities is $1,590,063 or 0.8% of the Fund’s net assets.

(3) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(4) Security converts to variable rate after the indicated fixed-rate coupon period.
(5) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $8,045,722.
(6) Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(7) When-issued security.
(8) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2019. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(9) The floating-rate loan will settle after September 30, 2019, at which time the interest rate will be determined.
(10) The stated interest rate represents the weighted average interest rate at September 30, 2019 of contracts within the loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(11) Fixed-rate loan.
(12) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2019.
(13) Step coupon security. The interest rate represents the rate in effect at September 30, 2019.
(14) Amount is less than 0.05%.
(15) Non-income producing security.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)
USD	1,089,847	EUR	972,374	State Street Bank and Trust Company	10/31/19	$27,691	$—
USD	110,718	EUR	99,420	State Street Bank and Trust Company	10/31/19	2,118	—
USD	226,539	EUR	205,616	State Street Bank and Trust Company	10/31/19	1,939	—
USD	111,211	EUR	100,412	State Street Bank and Trust Company	10/31/19	1,527	—
USD	110,687	EUR	100,570	State Street Bank and Trust Company	10/31/19	832	—
						$34,107	$—

Abbreviations:
EUR:	Euro
LIBOR:	London Interbank Offered Rate
PIK:	Payment In Kind
USD:	United States Dollar
See notes to financial statements.

18 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $197,114,319) - including $8,045,722 of securities on loan	$201,220,680
Receivable for open forward foreign currency exchange contracts	34,107
Cash	11,099,606
Receivable for investments sold	401,712
Receivable for capital shares sold	266,678
Interest receivable	2,611,207
Securities lending income receivable	6,052
Tax reclaims receivable	5,743
Trustees’ deferred compensation plan	125,314
Other assets	8,281
Total assets	215,779,380

LIABILITIES
Due to custodian - foreign currency, at value (cost $60)	60
Payable for investments purchased	1,092,359
Payable for when-issued securities	1,428,000
Payable for capital shares redeemed	271,255
Deposits for securities loaned	7,555,213
Distributions payable	44,156
Payable to affiliates:
Investment advisory fee	80,894
Administrative fee	20,224
Distribution and service fees	13,397
Sub-transfer agency fee	4,455
Trustees’ deferred compensation plan	125,314
Other	5,995
Accrued expenses	97,876
Total liabilities	10,739,198
NET ASSETS	$205,040,182

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$214,007,855
Accumulated loss	(8,967,673)
Total	$205,040,182

NET ASSET VALUE PER SHARE
Class A (based on net assets of $51,273,333 and 1,885,247 shares outstanding)	$27.20
Class C (based on net assets of $3,976,574 and 143,990 shares outstanding)	$27.62
Class I (based on net assets of $149,733,155 and 5,586,431 shares outstanding)	$26.80
Class R6 (based on net assets of $57,120 and 2,130 shares outstanding, including fractional shares)	$26.81

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$28.26
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 19

CALVERT HIGH YIELD BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Interest and other income (net of foreign taxes withheld of $1,244)	$10,183,107
Securities lending income, net	66,378
Total investment income	10,249,485

EXPENSES
Investment advisory fee	865,446
Administrative fee	216,361
Distribution and service fees:
Class A	119,668
Class C	40,875
Trustees’ fees and expenses	10,801
Custodian fees	32,562
Transfer agency fees and expenses	174,948
Accounting fees	43,109
Professional fees	35,856
Registration fees	56,836
Reports to shareholders	23,195
Miscellaneous	22,465
Total expenses	1,642,122
Waiver and/or reimbursement of expenses by affiliate	(92,143)
Reimbursement of expenses-other	(4,468)
Net expenses	1,545,511
Net investment income	8,703,974

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	(1,789,419)
Foreign currency transactions	(2,518)
Forward foreign currency exchange contracts	30,195
(1,761,742)

Net change in unrealized appreciation (depreciation) on:
Investment securities	5,007,282
Foreign currency	(529)
Forward foreign currency exchange contracts	34,107
5,040,860

Net realized and unrealized gain	3,279,118

Net increase in net assets resulting from operations	$11,983,092
See notes to financial statements.

20 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$8,703,974	$8,774,858
Net realized loss	(1,761,742)	(1,875,516)
Net change in unrealized appreciation (depreciation)	5,040,860	(4,848,909)
Net increase in net assets resulting from operations	11,983,092	2,050,433

Distributions to shareholders:
Class A shares	(2,264,141)	(2,493,782)
Class C shares	(161,351)	(180,370)
Class I shares	(6,413,168)	(5,637,981)
Class R6 shares	(558)	—
Class Y shares	—	(312,607)
Total distributions to shareholders	(8,839,218)	(8,624,740)

Capital share transactions:
Class A shares	(643,181)	(8,363,904)
Class C shares	(566,132)	(858,653)
Class I shares	21,983,528	52,773,251
Class R6 shares (1)	56,585	—
Class Y shares (2)	—	(42,066,446)
Net increase in net assets from capital share transactions	20,830,800	1,484,248

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,974,674	(5,090,059)

NET ASSETS
Beginning of year	181,065,508	186,155,567
End of year	$205,040,182	$181,065,508

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 21

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$26.73	$27.67	$27.30	$26.32	$29.61
Income from investment operations:
Net investment income (1)	1.24	1.23	1.30	1.43	1.41
Net realized and unrealized gain (loss)	0.49	(0.96)	0.36	0.96	(2.56)
Total from investment operations	1.73	0.27	1.66	2.39	(1.15)
Distributions from:
Net investment income	(1.26)	(1.21)	(1.29)	(1.41)	(1.42)
Net realized gain	—	—	—	—	(0.72)
Total distributions	(1.26)	(1.21)	(1.29)	(1.41)	(2.14)
Total increase (decrease) in net asset value	0.47	(0.94)	0.37	0.98	(3.29)
Net asset value, ending	$27.20	$26.73	$27.67	$27.30	$26.32
Total return (2)	6.70%	1.00%	6.23%	9.43%	(4.03%)
Ratios to average net assets: (3)
Total expenses	1.07%	1.10%	1.21%	1.34%	1.37%
Net expenses	1.04%	1.07%	1.07%	1.07%	1.07%
Net investment income	4.65%	4.53%	4.74%	5.41%	5.05%
Portfolio turnover	39%	49%	67%	129%	198%
Net assets, ending (in thousands)	$51,273	$51,118	$61,471	$71,817	$61,711

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

22 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$27.14	$28.07	$27.68	$26.67	$29.98
Income from investment operations:
Net investment income (1)	1.05	1.04	1.11	1.22	1.15
Net realized and unrealized gain (loss)	0.50	(0.97)	0.36	0.98	(2.59)
Total from investment operations	1.55	0.07	1.47	2.20	(1.44)
Distributions from:
Net investment income	(1.07)	(1.00)	(1.08)	(1.19)	(1.15)
Net realized gain	—	—	—	—	(0.72)
Total distributions	(1.07)	(1.00)	(1.08)	(1.19)	(1.87)
Total increase (decrease) in net asset value	0.48	(0.93)	0.39	1.01	(3.31)
Net asset value, ending	$27.62	$27.14	$28.07	$27.68	$26.67
Total return (2)	5.89%	0.27%	5.43%	8.50%	(4.97%)
Ratios to average net assets: (3)
Total expenses	1.82%	1.85%	2.38%	2.28%	2.33%
Net expenses	1.79%	1.82%	1.82%	1.91%	2.07%
Net investment income	3.91%	3.77%	3.98%	4.58%	4.05%
Portfolio turnover	39%	49%	67%	129%	198%
Net assets, ending (in thousands)	$3,977	$4,476	$5,507	$5,572	$5,927

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 23

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$26.35	$27.27	$26.93	$25.98	$29.25
Income from investment operations:
Net investment income (1)	1.29	1.30	1.37	1.49	1.49
Net realized and unrealized gain (loss)	0.47	(0.94)	0.35	0.96	(2.53)
Total from investment operations	1.76	0.36	1.72	2.45	(1.04)
Distributions from:
Net investment income	(1.31)	(1.28)	(1.38)	(1.50)	(1.51)
Net realized gain	—	—	—	—	(0.72)
Total distributions	(1.31)	(1.28)	(1.38)	(1.50)	(2.23)
Total increase (decrease) in net asset value	0.45	(0.92)	0.34	0.95	(3.27)
Net asset value, ending	$26.80	$26.35	$27.27	$26.93	$25.98
Total return (2)	6.93%	1.35%	6.57%	9.81%	(3.71%)
Ratios to average net assets: (3)
Total expenses	0.82%	0.85%	0.79%	0.92%	0.93%
Net expenses	0.76%	0.74%	0.74%	0.74%	0.74%
Net investment income	4.92%	4.87%	5.06%	5.76%	5.39%
Portfolio turnover	39%	49%	67%	129%	198%
Net assets, ending (in thousands)	$149,733	$125,471	$76,980	$80,815	$34,539

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

24 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

CLASS R6 SHARES	Period Ended September 30, 2019 (1)
Net asset value, beginning	$25.96
Income from investment operations:
Net investment income (2)	0.85
Net realized and unrealized gain	0.86
Total from investment operations	1.71
Distributions from:
Net investment income	(0.86)
Total distributions	(0.86)
Total increase in net asset value	0.85
Net asset value, ending	$26.81
Total return (3)	6.67%	(4)
Ratios to average net assets: (5)
Total expenses	0.74%	(6)
Net expenses	0.71%	(6)
Net investment income	4.85%	(6)
Portfolio turnover	39%	(7)
Net assets, ending (in thousands)	$57

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2019.
See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 25

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert High Yield Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek high current income and capital appreciation, secondarily. The Fund invests primarily in high-yield, high-risk bonds, with varying maturities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

26 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3	Total
Corporate Bonds	$—		$176,179,628	$—	$176,179,628
Floating Rate Loans	—		13,446,771	—	13,446,771
Collateralized Mortgage-Backed Obligations	—		1,350,798	—	1,350,798
Asset-Backed Securities	—		1,567,203	—	1,567,203
Common Stocks	1,097,513	(1)	—	—	1,097,513
Warrants	—		23,554	—	23,554
Short Term Investment of Cash Collateral for Securities Loaned	7,555,213		—	—	7,555,213
Total Investments	$8,652,726		$192,567,954	$—	$201,220,680
Forward Foreign Currency Exchange Contracts	$—		$34,107	$—	$34,107
Total	$8,652,726		$192,602,061	$—	$201,254,787

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C. Share Class Accounting: Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 27 exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Floating Rate Loans: The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F. Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
G. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. Prior to February 1, 2019, distributions from net investment income were declared monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K. When-Issued Securities and Delayed Delivery Transactions: The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement,

28 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CRM receives a fee, payable monthly, at the annual rate of 0.48% of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $865,446.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.02%, 1.77% and 0.77% (1.07%, 1.82% and 0.74% prior to February 1, 2019) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, and 0.71% of the Fund’s average daily net assets for Class R6. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $92,143.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $216,361.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $119,668 and $40,875 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $12,423 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Fund was also informed that EVD received $160 of contingent deferred sales charges (CDSC) paid by Class C shareholders and less than $100 CDSC paid by Class A shareholders for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $18,934 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $4,468, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities and including paydowns and principal repayments on floating rate loans, were $86,228,323 and $66,035,279, respectively.

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NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$8,839,218	$8,624,740
During the year ended September 30, 2019, accumulated loss was increased by $59,595 and paid-in capital was increased by $59,595 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$147,525
Deferred capital losses	($13,072,401)
Net unrealized appreciation (depreciation)	$4,001,359
Distributions payable	($44,156)
At September 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $13,072,401 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $6,315,739 are short-term and $6,756,662 are long term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$197,218,792
Gross unrealized appreciation	$5,502,189
Gross unrealized depreciation	(1,500,301)
Net unrealized appreciation (depreciation)	$4,001,888
NOTE 5 — FINANCIAL INSTRUMENTS
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2019 is included in the Schedule of Investments. At September 30, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. During the year ended September 30, 2019, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in an liability position. At September 30, 2019, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master

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Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$34,107	$—
Total Derivatives subject to master netting agreement		$34,107	$—
The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$34,107	$—	$—	$—	$34,107

(a) In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b) Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended September 30, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Forward foreign currency exchange contracts	$30,195	$34,107
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended September 30, 2019, which is indicative of the volume of this derivative type, was approximately $689,000.

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NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with SSBT, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan, including accrued interest, was $8,142,395 and the total value of collateral received was $8,318,445, comprised of cash of $7,555,213 and U.S. government and/or agencies securities of $763,232.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$8,670	$—	$—	$—	$8,670
Corporate Bonds	8,309,775	—	—	—	8,309,775
Total	$8,318,445	$—	$—	$—	$8,318,445
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings pursuant to this line of credit during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.

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NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	391,309	$10,475,816	432,433	$11,733,029
Reinvestment of distributions	81,417	2,161,312	88,741	2,399,960
Shares redeemed	(507,326)	(13,478,614)	(830,656)	(22,496,893)
Converted from Class C	7,529	198,305	—	—
Net decrease	(27,071)	($643,181)	(309,482)	($8,363,904)

Class C
Shares sold	17,688	$471,857	30,990	$852,620
Reinvestment of distributions	5,873	158,254	6,274	172,153
Shares redeemed	(37,104)	(997,938)	(68,520)	(1,883,426)
Converted to Class A	(7,419)	(198,305)	—	—
Net decrease	(20,962)	($566,132)	(31,256)	($858,653)

Class I
Shares sold	3,209,523	$84,314,406	1,847,964	$49,347,177
Reinvestment of distributions	226,427	5,931,231	201,976	5,375,319
Shares redeemed	(2,611,712)	(68,262,109)	(1,741,743)	(46,275,023)
Converted from Class Y	—	—	1,630,925	44,325,778
Net increase	824,238	$21,983,528	1,939,122	$52,773,251

Class R6 (1)
Shares sold	2,109	$56,027	—	$—
Reinvestment of distributions	21	558	—	—
Net increase	2,130	$56,585	—	$—

Class Y (2)
Shares sold	—	$—	146,403	$4,245,834
Reinvestment of distributions	—	—	10,678	309,157
Shares redeemed	—	—	(79,217)	(2,295,659)
Converted to Class I	—	—	(1,531,819)	(44,325,778)
Net decrease	—	$—	(1,453,955)	($42,066,446)

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
NOTE 9 – CREDIT RISK
The Fund primarily invests in securities rated below investment grade and comparable unrated investments. These investments can involve a substantial risk of loss and are considered speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert High Yield Bond Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

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Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT HIGH YIELD BOND FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24185 9.30.19

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2018 and September 30, 2019 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/18	%*	9/30/19	%*

Audit Fees	$126,380	0%	$136,270	0%

Audit-Related Fees(1)	$0	0%	$0	0%

Tax Fees(2)	$29,250	0%	$31,500	0%

All Other Fees(3)	$0	0%	$0	0%

Total	$155,630	0%	$167,770	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/18		Fiscal Year ended 9/30/19
$	%*	$	%*

$29,250	0%	$31,500	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h)
The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Please see schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)        Registrant’s Code of Ethics- Not applicable (please see Item 2)
(a)(2)(i)        President’s Section 302 certification.
(a)(2)(ii)        Treasurer’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:     /s/ John H. Streur
John H. Streur
President

Date: November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ John H. Streur
John H. Streur
President

Date:     November 21, 2019

By:    /s/ James F. Kirchner
    James F. Kirchner
Treasurer

Date:     November 21, 2019